                                                                   Exhibit 10.28



                                                                EXECUTION COPY


                           SECOND AMENDED AND RESTATED
                     TRANSPONDER PURCHASE AND SALE AGREEMENT

         This Agreement (the "Agreement") is entered into this 5th day of March, 1998, (the "Execution Date") by and between PanAmSat International Systems, Inc., a Delaware corporation formerly known as PanAmSat Corporation ("PanAmSat") and NetSat Servicos Ltda., a Brazilian limited liability quota company ("Buyer"). This Agreement covers the sale of Ku-band Transponders to Buyer (referred to generally as the "Buyer's Transponders"). Initially, Buyer purchased four (4) Transponders (the "PAS-3 Transponders") in the Brazil Beam of the Atlantic Ocean Region Satellite referred to by the parties as PAS-3, aka PAS-3R ("PAS-3") that was constructed by Hughes Space and Communications Company, formerly a division of Hughes Aircraft Company ("Hughes"), launched, and placed into commercial service on February 20, 1996. Buyer then purchased twelve (12) Transponders (the "PAS-6 Transponders") in the Brazil Beam of the Atlantic Ocean Region Satellite referred to by the parties as PAS-6 ("PAS-6") that was constructed by Space Systems/Loral, Inc. ("Loral"), and placed into commercial service on September 19, 1997. Under the circumstances specified below, Buyer will purchase twelve (12) Transponders (the "PAS-6B Transponders") and shall under the circumstances specified below be given access to the two [****] Transponders" (as defined below) in the Brazil Beam of that certain Atlantic Ocean Region Satellite referred to by the parties as PAS-6B ("PAS-6B"). PAS-6B is now under construction by Hughes. Under the circumstances specified below, Buyer may "trade-in" the PAS-3 Transponders and/or in the case of the purchase of PAS-6B Transponders, the PAS-6 Transponders. The Buyer's Transponders are more particularly identified in Appendix A and each satellite (generally referred to as a "Satellite") is described in Appendix B (one for each Satellite) of this Agreement. References in this Agreement to the "Primary Satellite" means PAS-6 before the "Delivery" (under and as defined in this Agreement) of PAS-6B and PAS-6B on and after the Delivery of PAS-6B. For the avoidance of doubt, if there is never a PAS-6B Delivery Date or if there is one, but it is negated under the provisions of Section 2.1A ("Condition Subsequent to PAS-6B Delivery") below, the Primary Satellite shall remain PAS-6. The Buyer's Transponders shall be supplied by PanAmSat in outerspace. The transponders on each Satellite and the beams in which these transponders are grouped are referred to as "Transponder(s)" and the "Beam(s)," respectively.

                  This Agreement amends and restates that certain Amended and Restated Transponder Purchase and Sale Agreement, dated as of June 26, 1996, by and between PanAmSat and Buyer which implemented that certain letter agreement dated February 29, 1996, by and among PanAmSat, The News Corporation Limited ("News"), Globo Comunicacoes e Participacoes ("Globo") and Grupo Televisa, S.A. ("Televisa") (the "Letter Agreement"). For the avoidance of doubt, the parties acknowledge and agree that the combination of this Agreement and that certain "Transponder Service Agreement," by and between PanAmSat and Sky Multi-Country Partners, a Delaware Partnership, previously referenced as Multi-Country Partners GP ("Multi-Country Platform"), dated the same day as this Agreement (the "Multi-Country Agreement") supersedes the Letter Agreement as to PAS-3 and PAS-6 and the rights and obligations of the parties relative thereto, but that the rights and obligations of the parties to the Letter Agreement relative to PAS-5 are unaffected and remain binding. Further, the parties acknowledge and agree that the negotiation of this Agreement and the Multi-Country Agreement have responded to special circumstances regarding the power constraints of PAS-6 that are not relevant to PAS-5 and that it is neither anticipated nor required that the rights and obligations of the parties to the Letter Agreement vis-a-vis PAS-5 will reflect this Agreement or the Multi-Country Agreement. References in this Agreement to Multi-Country Platform also refers to any permitted assignees of its rights under the Multi-Country Agreement.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises set forth below, PanAmSat and Buyer mutually agree as follows:

ARTICLE 1.  SALE OF TRANSPONDERS

         1.1 The Sale. PanAmSat agrees to provide and convey, and Buyer agrees to purchase, the Buyer's Transponders. Except as otherwise specifically permitted under this Agreement, PanAmSat shall not preempt or interrupt Buyer's use of the Buyer's Transponders. In no event shall these exceptions be construed so as to permit PanAmSat to preempt Buyer's use of the Buyer's Transponders so as to allow PanAmSat to use the Buyer's Transponders to provide Transponder capacity for itself or for another customer.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

         1.1A [****] Transponders. Commencing on the earliest of (a) thirty (30) months after the PAS-6B Delivery Date, (b) March 1, 2001, and (c) such earlier date as PanAmSat may specify in its sole discretion (the "Availability Date") and for as long as this Agreement remains effective as to PAS-6B, PanAmSat shall make available to Buyer [*******************************************************
**********************************************************************
************************] the two (2) PAS-6B Brazil Beam Transponders denoted as [***] in Appendix A, provided that Buyer, in its good faith judgment, [*************************] Transponders for "Buyer's DTH Service" (as defined below) for use in Brazil. If at any time [****************************
***********] for Buyer's DTH Service, Buyer shall return them (or, if one is needed, return one) to PanAmSat's use, [*************************************
***************************************]. The [*****] have been designed to perform in accordance with the Performance Specifications for the Buyer's Transponders on PAS-6B, but PanAmSat makes no representation or warranty regarding whether they will perform in this condition when their use is requested by Buyer. Title to the [***] Transponders shall not be conveyed to Buyer and Buyer shall not be entitled to any right of [***] or Substitute Capacity in connection with any failure of the [***] Transponders to perform, whether before or after their requested use, nor shall any right to [***] Transponders be required to be implemented with respect to any "Successor Satellite" or "Collocated Satellite," each as defined below. Where required under Section 5.3, PanAmSat shall employ available spare TWTAs (as defined below) to restore a failed [***] Transponder, but any such spare TWTA employed shall be preemptible by PanAmSat to protect any other Buyer's Transponder on PAS-6B that may fail to meet its Performance Specifications, even if such failure occurs after the initial use of the spare TWTA to restore a [***] Transponder to its Performance Specifications. For the avoidance of doubt, the frequency preemptibility provision shall not apply to TWTAs substituted in the course of the reassignment of TWTAs to restore a non-[***] Transponder to its applicable Performance or Service Specifications (reference is made to the second paragraph of Section 5.3) unless the TWTA employed for a [***] Transponder was already preemptible pursuant to the previous operation of this
Section 1.1A. Except for provisions in conflict with the above, the [***] Transponders shall be governed by the provisions of this Agreement that govern Buyer's Transponders. This Section 1.1A shall not be effective until and unless there is a PAS-6B Delivery Date and shall cease to be effective upon the termination of this Agreement otherwise as to PAS-6B.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         1.2 PAS-3 Transponder Trade-In. Upon "Delivery" (as defined below) of the PAS-6B Transponders, Buyer shall "trade-in" and reconvey the PAS-3 Transponders to PanAmSat; provided that, if less than [***] PAS-6B Transponders are Delivered, for each one below [***] PAS-6B Transponders that are not Delivered, Buyer shall have the [***] (a "PAS-3 [***]") of retaining one PAS-3 Transponder, up to all [***], if only [***] or fewer PAS-6B Transponders are Delivered. The PAS-3 [***] shall be exercised by Buyer, if at all, no later than sixty (60) days after Delivery of such fewer number of PAS-6B Transponders; provided that, not later than thirty (30) days after the PAS-6B Delivery Date, Buyer shall notify PanAmSat which of Buyer's Transponders (if the PAS-3 [***] is for less than [***] Transponders) to which it intends the PAS-3 [***] to apply, if exercised, at which point the PAS-3 [***] as to the remaining PAS-3 Transponders shall expire. Buyer's exercise of the PAS-3 [***] shall be effective retroactive to the PAS-6B "Delivery Date."

                    Subject, if applicable, to the availability of the PAS-3 [***] specified above, Buyer's trade in and reconveyance of the PAS-3 Transponders shall be effective [***] days after the PAS-6B Delivery Date (said [***] day period being referred to herein as the "Dual Illumination Period"), without any further action of Buyer or PanAmSat required; provided that said trade-in and reconveyance shall not be effective until [***] days after the PAS-6B Delivery Date for one PAS-3 Transponder if said Transponder is required for Buyer's home page (the "Home Page Transponder"). Buyer shall notify PanAmSat no later than [***] days after the PAS-6B Delivery Date if Buyer will require said additional time for the trade-in of Buyer's Home Page Transponder and which PAS-3 Transponder Buyer desires to use for this purpose. If the PAS-3 [***] is available (i.e., less than [***] Transponders on PAS-6B have been or will be Delivered), as to all PAS-3 Transponders for which the PAS-3 [***] is not exercised, Buyer's trade-in of the PAS-3 Transponders will be effective on the earlier of sixty (60) days after the PAS-6B Delivery Date or the date that Buyer notifies PanAmSat of Buyer's election not to exercise the PAS-3 [***] , in whole or in applicable part, but in no event earlier than [***] days after the PAS-6B Delivery Date. At PanAmSat's request, Buyer shall execute such document of reconveyance as PanAmSat may reasonably request to confirm that such reconveyance has occurred.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  If this Agreement terminates as to PAS-6B without the occurrence of a PAS-6B Delivery Date, Buyer shall have the right on notice to PanAmSat to "trade-in" and reconvey one or more of the PAS-3 Transponders within thirty (30) days of such termination. In such event the "trade-in" and reconveyance shall be effective upon timely notice from Buyer to PanAmSat of Buyer's exercise of such right. Upon the effective date of any trade in and reconveyance of PAS-3 Transponders as permitted above, this Agreement shall terminate as to PAS-3 Transponders that are reconveyed to PanAmSat and the provisions of Section 7.6 shall apply.

                    The foregoing notwithstanding, Buyer's obligation to make Installment payments for the PAS-3 Transponders reconveyed to PanAmSat under any part of this Section shall cease (as determined on a Transponder by Transponder Basis): (a) if there is a PAS-6B Delivery Date, on the later of: (i) the PAS-6B Delivery Date, or (ii) as of the date that is [***] days prior to the date that Buyer notifies PanAmSat of Buyer's election not to exercise the PAS-3 [***] for the applicable Transponders; or (b) if this Agreement is terminated as to PAS-6B without a PAS-6B Delivery Date, upon the termination of this Agreement as to PAS-6B. PanAmSat shall be entitled to retain the Installments already paid and shall be entitled to any Installments due prior to the effective date of the trade in of PAS-3 Transponders, as determined above, but not already paid. For the avoidance of doubt, payments made for the PAS-3 Transponders shall not apply to the PAS-6 or the PAS-6B "Purchase Price" (as defined below), which shall be payable in full.

         1.2A PAS-6 Transponder Trade-In. Upon "Delivery" (as defined below) of the PAS-6B Transponders, Buyer shall "trade-in" and reconvey the PAS-6 Transponders to PanAmSat. Buyer's trade in and reconveyance of the PAS-6 Transponders shall be effective [***] days after the PAS-6B Delivery Date, without any further action of Buyer or PanAmSat required. At PanAmSat's request, Buyer shall execute such document of reconveyance as PanAmSat may reasonably request to confirm that such reconveyance has occurred. Upon the effective date of such trade in and reconveyance, this Agreement shall terminate as to all of PAS-6 Transponders and the provisions of Section 7.6 shall apply. The foregoing notwithstanding, Buyer's obligation to make Installment payments for the PAS-6 Transponders reconveyed to PanAmSat under this Section shall cease on the PAS-6B Delivery Date. PanAmSat shall be entitled to retain the Installments already paid and shall be entitled to any Installments due prior to the effective date of the trade in of

[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

PAS-6 Transponders, as determined by the previous sentence, but not already paid. For the avoidance of doubt, payments made for the PAS-6 Transponders shall not apply to the PAS-6B "Purchase Price" (as defined below), which shall be payable in full. Further, this Section 1.2A shall not apply if there is never a PAS-6B Delivery.

         1.2B Interference Between PAS-6 and PAS-6B. Buyer acknowledges and agrees that its Transponders on PAS-6B cannot be used at the same time as the Transponders of the same frequency on PAS-6 while the Satellites are located in the same orbital slot and that, during the Dual Illumination Period, Buyer shall not be entitled to any remedy for any interference that may be suffered to the Buyer's Transponders due to the co-frequency operation of Transponders on PAS-6 and PAS-6B by Buyer or Multi-Country Platform.

         1.3 Beam Switching, PAS-3. Certain of the Buyer's Transponders on PAS-3 are designed to be capable of operation from different uplink Beams. Their current configuration is shown in Appendix A. Upon Buyer's written request, subject to PanAmSat's consent not to be unreasonably withheld, including, without limitation, for reasons of actual or potential interference to existing satellites, satellites that are under construction and/or notified or subject to other application to the FCC or the ITU, or use by other customers, PanAmSat will, if required, but not to be on a frequent basis, make additional changes to the uplink Beam of these switchable Transponders; provided as follows: (a) if the change cannot be accomplished using reasonable engineering standards, this Agreement shall continue to operate with the Buyer's Transponders in their then-existing configuration, as if the request for a change had not been made;
(b) if Buyer requested the change in order to replace Buyer's Transponder to be uplinked from a location which was lost because of a failure of another Buyer's Transponder to meet the Performance Specifications, in circumstances in which such other Buyer's Transponder could not be restored with "Spare Equipment" or "Substitute Capacity," as defined in Section 5.3, PanAmSat shall bear the risk of loss if the Buyer's Transponder(s) is damaged or made unusable as a result of attempting to make the change (i.e., if the Performance Specifications for such Transponder can no longer be met, the provisions of this Agreement that apply to a failure of a Buyer's Transponder on a Confirmed Basis shall apply); and (c) except as provided in the preceding clause (b), Buyer shall accept the risk of loss if the Buyer's Transponder(s) is damaged or made unusable as a result of attempting to make the switch (i.e., the Buyer's Transponder shall not be deemed to have failed on a Confirmed Basis).

         1.3A Beam Switching on PAS-6B. Certain of the Buyer's Transponders on PAS-6B may be capable of operation in the downlink of the Latin Beam of PAS-6B. Upon Buyer's written request, subject to PanAmSat's consent not to be unreasonably withheld, including, without limitation, for reasons of actual or potential interference to existing satellites, satellites that are under construction and/or notified or subject to other application to the FCC or the ITU, or use by other customers, PanAmSat will, if required, but not to be on a frequent basis, change the downlink Beam of such switchable Transponders (if any) to the Latin Beam; provided as follows: (a) if the change cannot be accomplished using reasonable engineering standards, this Agreement shall continue to operate with the Buyer's Transponders in their then-existing configuration, as if the request for a change had not been made; (b) Buyer shall accept the risk of loss if the Buyer's Transponder(s) is damaged or made unusable as a result of attempting to make the switch (i.e., the Buyer's Transponder shall not be deemed to have failed on a Confirmed Basis); (c) the Transponder(s) being switched shall continue to count toward Buyer's Minimum Complement; (d) Buyer shall not be permitted to switch the [***] Transponders or to use the [***] Transponders while any of Buyer's other Transponders are switched out of the Brazil Beam; and (e) while payment for such Transponder(s) will continue to be made under the pricing provisions set forth in this Agreement, [******] must (i) consent to such switch and (ii) unless [*****] has exercised its [******] under Section 18.2 of the[***], must agree with PanAmSat in writing to[******************************************************************
**************] for determining the [******] to PanAmSat and otherwise adjust its [***] to treat such switched Transponders the same way that "Additional Transponders" (as defined in the [***] provided from another satellite would be treated; provided that PanAmSat may in its sole discretion expressly waive in writing the requirements of this clause (e)(ii), in which event the [***] of [*****] to PanAmSat under the [***] shall then be unaffected by the switch.

         1.4 Covenants on Use. Buyer acknowledges and agrees that the sale that is the subject of this Agreement is being made in consideration, among other things, of Buyer's agreement and promise to use the Buyer's Transponders for particular purposes. In this regard, Buyer agrees as follows:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (a) DTH Service. Except as otherwise provided herein, Buyer's Transponders shall be used to meet the satellite transmission requirements of Buyer's direct to home service, which for purposes of this Agreement, except for the specific purposes of Section 1.7, means video and audio programming that is provided on a pay or subscription basis, with associated audio and data signals (e.g., authorization codes) together with any other direct broadcast or interactive or multimedia service, (including, without limitation, internet access and video games) and that is intended for direct reception (or by means of SMATV) by, and is made available primarily to, end user recipients in the home or business via "Ku-band" (as defined below) satellite transponders in Brazil ("DTH Service"). Other uses of the Buyer's Transponders shall be permitted to the extent provided under this Section 1.4 and Sections 1.6 below. References in this Agreement to Buyer's "transmissions" and, except where specifically limited to "video," references to Buyer's "programming" shall be deemed to include all permitted video and non-video applications. As used in this Agreement, "Ku-band" means the frequency band between 10.7 and 17.8 GHz, excluding minor overlaps of other bands to the extent generally recognized as falling outside the "Ku-band" designation and also excluding authorizations that may be granted (on a general applicability basis) for minor portions of the band solely for use in connection with frequencies located outside of the band.

                  (b) Buyer's DTH Service. As used in this Agreement, the reference to "Buyer's DTH Service" shall be deemed to include any DTH Service that is owned, operated or managed by Buyer or any entity that is directly or indirectly "Controlled" by a combination of one or more of the "Approved Participating Companies" that also, directly or indirectly, Control the Buyer. The Approved Participating Companies mean any one or more of the following companies that directly or indirectly has an equity holding, investment, or other economic interest in the Buyer: News, Tele-Communications International, Inc. ("TINTA"), Globo, and/or any of the "Approved Companies" that are identified in Appendix I. News, Globo, and TINTA are also referred to herein as the "Founding Partners." At Buyer's request, the list of Approved Companies may be expanded, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned, or delayed; provided that, in appropriate circumstances, PanAmSat may limit its consent to the involvement of an Approved Company: (i) so that Control of Buyer is retained by other Approved Participating Companies,
(ii) to exclude separate programming rights under Section 1.4(c) below, and/or (iii) to exclude rights to be an assignee under Section 10.5 of this Agreement. PanAmSat shall make all decisions required under this paragraph in good faith based upon the financial qualifications and programming practices (i.e., with respect to considerations identified in Section 10.5 below) of a proposed Approved Company. For purposes of this Agreement, "Control" means voting control over ordinary business activities (positive or negative) that may be exercised directly or indirectly. As a condition for their interest in Buyer and participation in Buyer's DTH Service, Buyer shall require each of the Approved Participating Companies to agree to and to comply with the terms and conditions of the Agreement as they relate to them and shall make PanAmSat a third party beneficiary entitled to enforce such provisions directly against the Approved Participating Companies. It is understood that Buyer's DTH Service may carry programming provided to it by third parties.

                  Buyer may permit video programming signals (with associated audio and data signals) that are owned by one of the Founding Partners or their "Affiliates" and that are being carried on Buyer's DTH Service also to be received (the same feed), on an ancillary basis, by cable head ends, SMATV, MMDS, and other facilities that may be developed for the distribution of video programming ("Non-DTH Outlets"). As used in this Agreement, "Affiliate" means, with respect to any entity, any entity directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with such entity. For purposes of this paragraph, "Affiliates" of the Founding Partners shall also be deemed to include (except for purposes of making determinations under clause (iii) that follows) entities in which all of the following are the case: (i) a Founding Partner individually owns, directly or indirectly, at least 25% of the equity of the entity; (ii) the Founding Partner has a board seat or comparable management participation in the entity; and (iii) if the entity or its Affiliates has ever entered into a satellite transponder transaction with PanAmSat, the Founding Partner has had liability exposure to PanAmSat thereunder, either as a general partner of the entity or as guarantor (in whole or in part) of the entity's obligations to PanAmSat.

                  (c) Non-DTH Use. Buyer, each Founding Partner (as long as it directly or indirectly, owns or has an investment or economic interest in Buyer or in Buyer's DTH Service), each Approved Participating Company that has a minimum 10% voting equity in the Buyer, and each entity that is an Affiliate of any of the foregoing entities is referred to herein as a "Buyer Company." To the extent that the capacity provided by the Buyer's Transponders exceeds the requirements of the Buyer

Companies for the satellite transmission of DTH Service in the Ku-band (as they reasonably determine) and the Buyer Companies are not using other Ku-band satellite capacity in lieu of the Buyer's Transponders, to meet such requirements for Brazil, the Buyer Companies may use the Buyer's Transponders for their own needs with respect to transmission of video, audio, data and teletext signals and any other electronic information, including (without limitation) interactive video applications, however transmitted, whether in the form of data, teletext or packets; provided that the rights set forth in this
Section 1.4(c) shall not be available to Buyer during any period in which Buyer is being granted access (at Buyer's request) to one or both of the [***] Transponders in accordance with Section 1.1A above].

                  (d) Use by Others. In any circumstances in which Buyer is permitted herein to allow the Buyer's Transponders to be used by other Buyer Companies, or in circumstances in which Buyer's DTH Service may carry programming services provided to it by others, Buyer shall remain ultimately responsible to PanAmSat for all such use. In such circumstances, Buyer's responsibilities to PanAmSat with respect to Buyer's use of Buyer's Transponders, Buyer's transmissions to the Satellite(s), Buyer's programming and the responsibilities of Buyer to PanAmSat for other activities hereunder shall be read to include the use, transmissions, programming, and activities of any such other entity.

                  (e) International PSN Restriction. In no event may the Buyer's Transponders (except to the extent that they are remarketed by PanAmSat, as provided below) be used for switched public international telecommunications services.

                  (f) Intent of Third Party Use. Buyer acknowledges and agrees that it is the parties' intent, in allowing the carriage of programming services provided by others, to further Buyer's ability to develop the DTH market, but not to allow Buyer to resell or otherwise make the Buyer's Transponder(s) available to others at a profit solely on the capacity itself, and that Buyer shall not, through the permission granted or through any other agreement or arrangement, enter into any agreement to, or use the Buyer Transponder(s) in any way that would, materially conflict with this intent.

         1.5 Transmission Plan for Transponders. Buyer's transmissions to the Satellite(s) (which may be performed by one or more third party uplink providers, as provided in Section 4.2 below) shall conform to digital transmission plans to be


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

submitted by Buyer to PanAmSat and that shall be subject to PanAmSat's prior written approval. The transmission plan shall include such information as called for in the form of transmission plan that is attached hereto as Appendix M and such other technical information as PanAmSat may require in its reasonable engineering judgment to manage the operation of its satellites. Buyer shall be permitted to modify these transmission plans from time to time, subject to PanAmSat's prior written approval. PanAmSat shall not unreasonably withhold its approval of a transmission plan or modification to such a plan, which approval shall be based solely upon the considerations identified in Section 4.1 below. PanAmSat makes no representation, warranty, or covenant regarding the efficacy of the use of any number of carriers or other alternative uses of capacity provided under this Agreement. If not otherwise provided by PanAmSat pursuant to separate agreement, Buyer will provide PanAmSat, at no cost to PanAmSat, with equipment necessary to decode its signals. It is understood that, in some circumstances, PanAmSat may provide uplink services to Buyer, in which event Buyer shall not be responsible to PanAmSat for the technical operation or performance of such PanAmSat-provided uplinks under this or other sections of this Agreement.

         1.6 Marketing by PanAmSat of Buyer's Capacity. At Buyer's request, PanAmSat shall market up to four of Buyer's Transponders for use by third parties on an interim basis until Buyer requires them for the DTH Service; provided that no such marketing shall occur during the period between the [***********************************] and the earlier of (a) the [***] or (b)
the termination of this Agreement as to [***] without the occurrence of a [*******] (the "Interim Period"). In such circumstances that marketing is requested, PanAmSat shall use all reasonable efforts to market services from the Buyer's Transponders (up to four) made available for this purpose (which Buyer would thereafter cease to employ) for the interim period to other potential customers for video, data, or other uses, as market demand and technical considerations may warrant, as reasonably determined by PanAmSat in consultation with Buyer, and subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard and Buyer's consent rights set forth in clause (b) of this Section. In such event:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (a) PanAmSat shall actively market services from the Buyer's Transponders in good faith provided that PanAmSat shall not be obligated to use theBuyer's Transponders ahead of any other capacity that PanAmSat may also have available for comparable service. Following the Interim Period, unless otherwise agreed, marketing shall be for full-time, fixed term uses. With the exception of the marketing of the Buyer's Transponders for occasional use prior to the Interim Period, all contracts regarding possible use by third parties of Buyer's Transponders, as permitted under this Section 1.6, shall be promptly forwarded by PanAmSat to Buyer for specific written approval, rejection, or proposed modification by Buyer, it being understood that neither PanAmSat nor a third party customer shall be required to accept Buyer's proposed modifications, but also may not go forward with an unmodified agreement for Buyer's Transponders under this Section 1.6 that Buyer has not approved. Buyer shall also have the right to approve or reject any particular customers for service from Buyer's Transponders that are made available under this Section. In addition, subject to the considerations stated above, if Buyer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Buyer's Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and

                  (b) PanAmSat shall credit against Buyer's next monthly "Installment" (as defined below) (which shall continue to be due and payable during this period), such amounts that are actually received from other customers for service from the Buyer's Transponders for the previous month less costs reasonably incurred by PanAmSat for which PanAmSat is not separately reimbursed for providing any related services and equipment that may be associated with the provision of such service, e.g., turnaround, compression, or other terrestrial services or facilities ("Additional Facilities Costs") and costs (including reasonable attorneys' fees) reasonably incurred by PanAmSat in marketing such services to, or negotiating a service agreement with, third parties) ("Transaction Costs") up to the amount of the Installment paid by Buyer for the applicable period for the Buyer's Transponders made available by Buyer to PanAmSat for remarketing under this Section 1.6. For purposes of marketing for occasional use, the parties agree that PanAmSat's Transaction Costs shall be deemed to equal [***] of the revenues actually received from such effort. In addition, after deducting the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Additional Facilities Costs, if any, and Transaction Costs specified above, if the [************************] by PanAmSat for [***] from the Buyer's
Transponders [***] the [***] to be [***] to PanAmSat by Buyer for the [***] (the "[***]") in [***] to crediting the next month's Installment payment, PanAmSat shall[***], as an [********] of such [***] and shall [***] Buyer [***] of such[***].

         1.7      [***]

                  (a) General Obligations.

                           (i) PanAmSat. Subject to the exceptions stated in
this Section 1.7, PanAmSat agrees that, during the "Term" of this Agreement (as defined below), neither it nor any "PanAmSat Company" (defined herein as an Affiliate of PanAmSat) will:

                                    (A) use or enter into any transponder
contract (service, lease, purchase, or other vehicle) that does [***] the [***] of any Ku-band Transponder on any satellite (x) which is owned, operated or managed by PanAmSat or any PanAmSat Company, (y) which is located in the [********] (defined herein to be the [***] at which the Primary Satellite is [**********] and (z) which has Ku-band coverage over [***] (other than by a[***]) for the purpose of delivering any DTH Service in [***] and, in such contracts that provide Ku-band coverage over [***] for[***], specifying Buyer as a [*********] entitled to [***] such[***]; or

                                    (B) [***] its [***] for any satellite
located in the [*********] unless the assignee agrees to be bound by the provisions of the previous clause (A).

The foregoing notwithstanding, neither PanAmSat nor any PanAmSat Company shall be required to place [***] on its Ku-band Transponders that [***] the [***] of transmissions [*****] or [*****], as part of a [***] that is [***] for this purpose and that is [***] for other purposes (e.g., [***] to [***]), nor shall PanAmSat or any PanAmSat Company be required to place [***] on the use of Ku-band Transponders whose [**************]of [***] (such as the Ku-band


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Transponders on PAS-6 that are being provided to [**************************** ****************] but that may have [***](in terms of [***] for DTH Service) over a [***] of[***]. For the avoidance of doubt, none of the restrictions on PanAmSat or any PanAmSat Company that are stated in this Section 1.7 shall apply to any satellite that is not [***************************].

                           (ii) Buyer. Subject to the exceptions stated in this
Section 1.7, Buyer agrees that, during the Term of this Agreement, neither it nor any Buyer Company will:

                                    (A) own, invest in, or hold an economic
interest in a DTH Service [************] that [****************************]
other than that provided by [***] pursuant to [***]; or

                                    (B) use any [*******************] with
coverage over[***], other than that provided by [***] pursuant to this [***], for the [***] of[***********].

                           (iii) General Exceptions. It is understood and agreed
that nothing herein shall prohibit: (A) PanAmSat or a PanAmSat Company or Buyer or a Buyer Company from making an investment in [***] or its DTH Services; (B) PanAmSat or a PanAmSat Company from making an investment in Buyer, a Buyer Company, or in Buyer's DTH Service; (C) Buyer or any Buyer Company from making an investment in PanAmSat or a PanAmSat Company.

                  (b) Buyer Exceptions. Subject to Section 1.7(g) below, this
Section 1.7 shall cease to apply to Buyer or any Buyer Company in any [***] of the following circumstances:

                           (i) Buyer is required by law or other compelling
Brazilian government force, as Buyer reasonably determines to be the case (the basis for which Buyer shall promptly disclose to PanAmSat in reasonable detail), to [***] DTH Services from its [***] or[****************************]; or

                           (ii) (A) Buyer is using [***] of the [***] provided
hereunder for the [****] DTH Service, (B) Buyer requests in writing, PanAmSat to [*****


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

********] Ku-band capacity for its DTH Service, which request shall make express reference to Buyer's intent to invoke its rights under this clause, and (C) PanAmSat is [***] to make such [***] available, at agreed upon [***] or, if applicable, [***] as [***] under Section 16.1(a)(ii) that Buyer has accepted, within [***] of such written request and agreement on, or acceptance of, [***] and (D) within [***] following the date that PanAmSat notifies Buyer that PanAmSat is [***] to meet such [***] request within said period, Buyer acquires or enters into a binding agreement to acquire such [***]. PanAmSat shall keep Buyer reasonably apprised of its efforts in response to a written request under this clause andshall notify Buyer at any such time that PanAmSat reasonably determines that it will not meet such request within the [***] period.

                           (iii) At Buyer's[***], if this Agreement is
terminated as to PAS-6B without the occurrence of a PAS-6B Delivery Date or upon the occurrence of the PAS-6B Delivery Date.

                  (c) Intentionally Deleted.

                  (d) [**********]. At Buyer's [***], the provisions of this
Section 1.7 shall [***] to a [***] on and after such date that it [***] to have or be Affiliated with an entity that has any direct or indirect ownership, investment or other economic interest in the Buyer or its DTH Service; provided as follows: (i) in [***] shall more than [***] of the [***] or Affiliates of more than [***] of them, directly or indirectly, own, invest in, or otherwise hold an economic interest in the [***] DTH Service [***] within [***] (other than the Buyer's DTH Service); and (ii) Buyer shall, and shall contractually require the [*****] to notify PanAmSat at such time that a [*****](or any of its (their) Affiliates) enters or takes any material step toward entering (e.g., securing [******] or [******] for a DTH Service) the business of providing DTH Service in [***] or acquires, direct or indirectly, an ownership, investment or other economic interest in another DTH Service operating or which has taken or takes material steps toward operating within [***] (any such event being referred to herein as a [******].

                  (e) Intentionally Deleted.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (f) Notices. Each party shall promptly notify the other of an event that gives rise to a right to [***] the [***] of this Section 1.7 in relevant part. Within [***] (or, in the case of clause 1.7(b)(ii), [***]) of receiving such notice or notice of an event that would permit a party to [***] the [***] of this Section 1.7 in relevant part, the party receiving such notice, must [***] the right granted or it shall be [***] as to the event giving rise thereto (but not as to any future independent circumstances that may give rise to a separate right).

                  (g) Survival. The [***] provisions of this Section 1.7 shall not relieve Buyer, the Buyer Companies, and, even if no longer a Buyer Company, the Founding Partners from the notice obligations stated in Section 1.7(d)(ii).

                  (h) [***] of DTH Service. For purposes of this Section 1.7, [***] do [***] DTH Service. In addition, except for operations from the Primary Satellite Orbital Slot, for purposes of this Section 1.7, the definition of "DTH Service" is [***] to [***] with associated [***] and [***] that is intended for [***] via satellite by [********] in the[***].

                  (i) [*********]. The obligations specified in this Section 1.7 shall [***] at such time that this Agreement is [***] as to [******] and [***], even if this Agreement [***] in [***] for PAS-3 Transponders.

                  (j) Successors in Interests. For the avoidance of doubt and not for limitation, the provisions of this Section 1.7 shall be binding upon any entity that acquires all or substantially all of the assets of an entity that is otherwise subject to the provisions to the same extent that the provisions would be applicable to the entity being acquired.

                  (k) Individual Conduct. If any individual(s) who Controls an entity that is subject to this Section 1.7 or any entity that is directly or indirectly Controlled by such individual(s) takes an action, including (without limitation) material steps toward doing so, of the kind described in Section 1.7(d)(ii) above, that would be prohibited under this Section, if said individual were an entity, then the party that is not (if such individual(s) were an entity) Affiliated with such individual may [***] the [***] of this
Section 1.7 on notice to the other party. In addition, the conduct of such an individual, if he or she, if an entity, would be that of an Affiliate of a Founding


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Partner, shall have the same additional consequences under Sections 1.7(d) and
Article 16 of this Agreement as if that Founding Partner were a Founding Partner in Competition.

ARTICLE 2.  DELIVERY, TITLE.


         2.1 Term, Delivery. The term of this Agreement (the "Term") is acknowledged to have commenced as of April 15, 1996 and, subject to 16.1(f), shall remain in effect until this Agreement is terminated in accordance with its terms, as to all of the PAS-3, PAS-6, and PAS-6B Transponders.

                  "Delivery" of Buyer's PAS-3 Transponders is acknowledged to have occurred on April 15, 1996 and "Delivery" of the Buyer's PAS-6 Transponder(s) is acknowledged to have occurred on September 19, 1997. In this regard, PanAmSat hereby certifies to Buyer that, as of their respective Delivery Dates, PAS-3 and PAS-6each were placed in their assigned orbital position with all four (4) PAS-3 Brazil Beam Transponders and all twelve (12) Brazil Beam PAS-6 Transponders meeting their respective "Performance Specifications" set forth in Appendix C. Delivery of Buyer's PAS-6B Transponders shall occur on the date that PAS-6B has been placed in its assigned orbital position, with at least the "Minimum Complement" of Buyer's Transponders meeting the Performance Specifications set forth in Appendix C, and PanAmSat so certifies to Buyer and makes such Transponders available to Buyer for its use, unless Buyer agrees to accept Delivery from fewer of Buyer's Transponders than the Minimum Complement, which fewer number would then be deemed to be the Minimum Complement for PAS-6B hereunder. The foregoing notwithstanding, if PanAmSat is unable initially to Deliver (i.e., at the PAS-6B "Delivery Date") the Minimum Complement of Buyer's Transponders on PAS-6B, PanAmSat will not be required to Deliver to Buyer a fewer number, if less than the number of PAS-6 Brazil Beam Transponders that then currently are capable of meeting their Performance Specifications. PanAmSat shall give the certification to Buyer required for Delivery of PAS-6B, if it would be true and correct, when PAS-6B is ready to be placed into commercial service. For each Satellite, the date of Delivery is referred to in this Agreement as the "Delivery Date." Subject to the earlier part of this paragraph, the "Minimum Complement" of Buyer's Transponders on PAS-6B is [***]; provided that any [***] Transponders that meet their Performance Specifications and that are used by Buyer or available to it on 120 days' notice under Section 1.1A shall be counted toward


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

the PAS-6B Minimum Complement. PAS-6B is anticipated to be launched in October, 1998, and the Delivery Date for PAS-6B is currently anticipated to occur no later than November 30, 1998, the "Latest Anticipated Delivery Date" for PAS-6B. Subject to Section 2.4 below, any Buyer's Transponder on PAS-6B that does not meet the PAS-6B Performance Specifications at the time that one or more other Buyer's Transponders on PAS-6B are "Delivered" shall at that time cease to be a Buyer's Transponder or subject to this Agreement. For the avoidance of doubt, while PAS-3 is anticipated to have a lifetime of between fourteen (14) and fifteen (15) years, PAS-6 is anticipated to have a lifetime of between twenty
(20) and twenty-one (21) years, and PAS-6B is anticipated to have a lifetime of eighteen and one-half (18-1/2) to nineteen and one-half (19-1/2) years, the Performance Specifications shall be deemed to be met regardless of anticipated life after launch and, subject to Section 7.6 in the event of early termination, the full Purchase Price shall be due. PanAmSat shall use commercially reasonableefforts to cause each of Buyer's Transponders on PAS-6B to be Delivered on or before the Latest Anticipated Delivery Date for PAS-6B.

                  Buyer acknowledges and agrees that the PAS-6 and PAS-6B Satellites have been designed by their manufacturers for planned lives of fifteen (15) years, but the launch of PAS-6 and the anticipated launch of PAS-6B are now predicted to allow enough fuel for the Satellites to be maintained for longer periods. Buyer further acknowledges and agrees that such extended life beyond the approximate fifteen (15) years that would otherwise be anticipated is due to unusual circumstances associated with the launch of PAS-6 (and the anticipated launch of PAS-6B) and is not anticipated or required to be repeated in the case of [***************************************************], from which capacity may be taken or ordered pursuant to this Agreement.

         2.1A Condition Subsequent to PAS-6B Delivery. If the Minimum Complement of PAS-6B Transponders cannot be provided as of the date that is forty-five (45) days after the PAS-6B Delivery Date, the PAS-6B Delivery Date shall be deemed not to have occurred and the parties shall be returned to the status quo ante, in all respects as if the PAS-6B Delivery Date had not occurred; provided that in the circumstances set forth in Section 2.1 where Buyer would have had the [***] to waive the Minimum Complement and accept a fewer number of Transponders on PAS-6B at Delivery (which would then be the Minimum Complement) and if PanAmSat would have been required to Deliver such fewer number, Buyer shall have the same [***] under this Section 2.1A to be exercised, if at all no later than ten (10) days after the earlier of: (a)


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

the date that it is determined that the Minimum Complement cannot be met, or (b) forty-five (45) days after the PAS-6B Delivery Date.

         2.2 Assumption of Risk. Subject to Section 7.6 below, any loss of or damage to the Buyer's Transponders on or after the Delivery Date will be at the risk of Buyer. Subject to Section 2.5 below, any risk or loss of or damage to the Buyer's Transponder(s) prior to Delivery will be at the risk of PanAmSat.

         2.3 Ownership and Title. Upon payment by Buyer to PanAmSat of the full Purchase Price, PanAmSat shall transfer title to the Buyer's Transponders to Buyer at a location outside of the U.S. by delivery of an executed bill of sale for the Buyer's Transponders free and clear of all liens, claims, encumbrances and rights of others, except as created by action or failure to act of Buyer, in the form of Appendix F hereto.

         2.4 Degraded Transponders. Either before or after Delivery, if a Buyer's Transponder, while operational, does not meet the Performance Specifications, Buyer shall have the right, within ten (10) days of being notified of this condition, provisionally to waive the Performance Specifications to the extent that they are not met.

                  If Buyer gives such a provisional waiver, Buyer shall have an additional fifty (50) days (for a total of sixty from being notified of the condition) in which to determine whether to accept the degraded capacity and grant a permanent waiver of the Performance Specifications to reflect the affected Transponder(s)' current operating level, or not. The applicable termination provisions of Section 7.2 or 7.3 shall also be stayed during any period in which Buyer is considering electing a permanent waiver. During this period, Buyer and PanAmSat shall negotiate in good faith, to the extent that the degradation reflects a material loss in the capacity provided, to reach agreement as an appropriate price reduction for the affected capacity (which would, if agreed, be applied retroactively to the time of the failure to meet the applicable Performance Specifications), provided that nothing herein shall require that a price reduction be given or that an agreement be reached.

                  If Buyer gives a provisional waiver, it shall take and pay for (without Warranty Credit) the affected degraded capacity, as if Delivered or provided in accordance with the Performance Specifications until the conclusion of the sixty day period specified above. On or before the end of this sixty-day period, either Buyer shall grant a permanent waiver of the Performance Specifications (subject to any change in price as to which both Buyer and PanAmSat shall have agreed) or the termination provisions of this Agreement, as to the capacity that does not meet the Performance Specifications shall, at that time, apply.

                  If a permanent waiver is given, it shall be deemed to apply retroactively to the time of such failure to meet the Performance Specifications (so that, for example, Delivery shall be deemed to have occurred on the same day as the Delivery of the other Buyer's Transponders on the Satellite that meet their Performance Specifications). In such event the Performance Specifications for the affected Buyer's Transponder(s) shall be reduced to reflect the current operating level of the affected Buyer's Transponder(s); provided that PanAmSat continues, if there are further steps may practically be taken, to use reasonable efforts to restore the affected Transponder to meet the Performance Specifications; provided further that if any price reduction was agreed upon, the restoration of a Transponder to its Performance Specifications shall also result in the restoration of the original price to be paid for the applicable capacity from that point forward. For the avoidance of doubt, a waiver given under this Section 2.4 shall not, unless otherwise agreed by Buyer, be deemed to apply to any further reduction in performance from the operating level of the affected Buyer's Transponders at the time that the waiver was given.

         2.5 Pre-Delivery Testing. PanAmSat shall have Hughes conduct the pre-Delivery testing of PAS-6B in a manner that does not interfere with Buyer's use of Buyer's Transponders on PAS-6. PanAmSat shall use all reasonable efforts to coordinate with Hughes (who conducts the pre-Delivery in-orbit check out of PAS-6B) to allow Buyer, in consultation with PanAmSat, if practical under the circumstances, to test Buyer's transmit and receive equipment to be used with PAS-6B on a noncommercial basis during the post-launch, pre-Delivery period; provided that such tests do not interfere with the in-orbit testing, maneuvers, or other related activities that are being conducted. PanAmSat shall cooperate with Buyer in carrying out such testing. Buyer shall comply with all of the provisions of this Agreement regarding such transmissions and any other additional restrictions of which it may be notified vis-a-vis the requirement not to interfere with the in-orbit tests or related activities relative to PAS-6B. Buyer shall be responsible for any damage caused by its failure to abide by any of these conditions.

ARTICLE 3.  PURCHASE PRICE AND PAYMENT SCHEDULE.


         3.1 Purchase Price. As set forth in this Agreement, Buyer shall pay to PanAmSat, on the terms and conditions specified herein, [*******************
*********************************************************************
*****************************************************] for each PAS-3
Transponder that is Delivered; [**************************************
*********************************************************] for each PAS-6
Transponder that is Delivered; and subject to the [***] provisions of Section 3.2A [************************************************************************
*******************************************************************] for each
PAS-6B Transponder that is Delivered (the "Purchase Price"). As set forth below, payment shall be made in Installments with interest accruing on the unpaid portion of the Purchase Price at 6.079% per annum compounded monthly
(effective rate of 6.252% per annum), commencing with the Delivery Date of each Satellite. Payment shall be made as follows:

                  (a) Deposit. PanAmSat acknowledges its receipt of a total "Deposit" of [****************************************************
******************] (the "Deposit"). This Deposit has been fully applied to offset the first two (2) Installment payments [************************** ********], with the remaining portion of the Deposit applied to offset the initial Installment payment(s) for PAS-6 .

                  (b) Installments. The Purchase Price for each of Buyer's Transponders shall, subject to Section 3.1(c) below, be payable in one hundred eighty (180) monthly installments for PAS-3, running separately, two hundred and forty four (244) monthly installments for PAS-6, and, running separately, two hundred and thirty four (234) monthly installments for PAS-6B of principal and interest (each an "Installment"), of [*************************************
******************************************************************************
*****] per Buyer's Transponder per month.

                  The first Installment payment for each Satellite (subject to the previous application of the Deposit), shall be due on the Delivery Date for the applicable Satellite. Buyer shall make each and all Installment payments (except as to Installments, or applicable portion thereof, for which the Deposits have been applied), in advance, no later than the same day (or, if not a business day, the next business day), of each month that follows until the Purchase Price for the Buyer's Transponders on the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

applicable Satellite is fully paid. Amortization schedules (the "Amortization Schedules") showing the principal and interest paid with each Installment are set forth in Appendix H to this Agreement. For the avoidance of doubt, the predicted or actual shortened life of a Satellite below that which is anticipated shall not affect PanAmSat's right to the payment of each Installment, in full, with the interest component specified based upon the full Purchase Price, up to the time that the Satellite is actually taken out of commercial service. Buyer may prepay the Installments at any time. The prepayment price shall be the total amount of the Installments (principal and interest, as if not prepaid), [***] for [***] at a rate of [***] per annum from the date prepaid to the date otherwise due.

                  If the Installments are prepaid, in circumstances in the future under which Buyer would have been entitled to a "Warranty Credit" under
Section 5.2 orwould have been relieved of its obligations to make future Installment payments under Section 7.6, Buyer shall be entitled to a refund that shall be equivalent to the Warranty Credit or relief from future payments that Buyer would have otherwise received, except that, for this purpose, the monthly per Transponder [***] payments against which these calculations are made shall be calculated as follows on a Satellite by Satellite basis: each monthly Installment payment per Transponder shall be deemed to be the [***] by Buyer with respect to the Satellite, [***] by the [***] of the [***] of Buyer's Transponders at the time of prepayment [***] by the [***] for which Installment payments were still due at the time of prepayment.

                  (c) [******************]. During the Interim Period (as defined in Section 1.6 above), PanAmSat shall [*********] to [***************] for such Period (and [******] the [************] by the [******] that would have been covered in such Installments) on PAS-6 as if such [***************] for Buyer's Transponders that Buyer does not use during this Period, subject to the following qualifications:

                           (i) Subject to the further qualifications set forth
below, Buyer shall [*********] for a [***] of [*********] collectively on PAS-3 and PAS-6 (the [******] whether or not[***] as long as at least


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[***] of Buyer's Transponders collectively on PAS-3 and PAS-6 meet their respective Performance Specifications.

                           (ii) Buyer is currently using the following
[***************************************************************************
********]. Buyer shall notify PanAmSat prior to employing any additional [************] which notice shall specify what additional [***] will be employed, it being understood that prior to such notice PanAmSat may elect to keep such[***************************]. At any time that Buyer exceeds its [************] the [***] of [************] shall, subject to the qualifications set forth below, thereafter become the[******] subject to further increase if additional [******] are [***] by Buyer.

                           (iii) Buyer may, on notice to PanAmSat, [***] its
[******] in any of the following circumstances set forth below, provided that Buyer and [************] as much of the [******] to them by [***************] as may be [***] without reaching any of the thresholds specified in these provisions:

                                            (A) the number of [************] on
PAS-6, with [*********************] is [***************] at the time of all of the [*********] that are then employed by Buyer and [*********]

                                            (B) there is not the equivalent of
at least [*********] each for the [*********************] or

                                            (C) the number of [******]
reasonably projected to meet their applicable [******************************] for at least [*********] following the date on which PAS-6B is scheduled to commence commercial operation [******] the [*****************************
****************] of Buyer [******************].

                           Buyer shall not be permitted to [*********] of [***]
that it uses in circumstances where (i) it would, when [***] with [*******************] of [***] exceed the then [******************] for


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[******]or (ii) if it would allow [************] to [***] its [************]
under [******] of its Agreement, subject, however, to [************] right to waive such [***] in its [************].

                           (iv) PanAmSat shall report to Buyer monthly on the
number of [*********] available, the number of [*****************************]
into the [******************] and the number of [*********************]
projected to meet their applicable [************] for at least [************] following the date on which PAS-6B is scheduled to go into commercial operation, and shall notify Buyer within forty-eight (48) hours of any reported[******].

         3.2 TT&C Fee. In the event that (i) PAS-3 remains in Service [******************] (ii) PAS-6B [******************************************] or
(iii) if Buyer exercises its termination right under Section 7.9 of this Agreement, PAS-6 remains in service [****************] or otherwise PAS-6 remains in service [************************************** ******] and all
Installment payments with respect to Buyer's Transponders on the applicable Satellite up to said point have been made, if Buyer decides to continue to use the Buyer's Transponders on the Satellite, it may do so for the [*********] of the applicable Satellite [**************************************************
*******************************************************************************
********************************************************************************
**************] by paying PanAmSat a monthly TT&C fee of [**********************
************] per Transponder (the "TT&C Maintenance Fee"). The TT&C Maintenance Fee shall be due and payable monthly on the same day of the month that the Installments were previously due. If Buyer elects to continue to use a Buyer's Transponder on the affected Satellite during this period, it must pay the TT&C Maintenance Fee for all of Buyer's Transponders on the affected Satellite that continue to meet the Performance Specifications and/or that Buyer continues to use on a degraded basis. If Buyer does not pay the TT&C Maintenance Fee, Buyer shall not be permitted to continue to use (or allow others to use) the Buyer's Transponders on the affected Satellite, this Agreement shall be terminated as to the affected Satellite, and, as compensation for PanAmSat's continuing operation of the Satellite, PanAmSat shall be permitted to use and/or permit others to use the Buyer's Transponders on the affected Satellite for any purpose whatsoever. For the avoidance of doubt, for (i) the [***********] PAS-3, (ii) the [***************************] of life of


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

PAS-6B, and, (iii) if Buyer exercises its early termination right under Section 7.9, the [*****************] on PAS-6; for the [***************] of the life of
PAS-6 if Buyer does not exercise its early termination right under Section 7.9, the TT&C fee is calculated into the Purchase Price and TT&C will be provided by PanAmSat (and/or its contractors) during these periods at [*********] to Buyer.

         3.3 Manner Of Payment. All payments by Buyer shall be made in U.S. dollars; shall be deemed to be made only upon receipt by PanAmSat of collected funds; and shall be made by bank wire transfer to such bank account as PanAmSat may designate by notice to Buyer, or by cashier's or certified check, from a U.S. bank, delivered to PanAmSat at its principal place of business, as designated in Section 14.5(b).

         3.4 Late Payment. Any payment due from Buyer to PanAmSat that is not received by PanAmSat on the date that it is due shall be subject to a delinquency charge (liquidated damages) at the rate of [************************] on such overdue amount from the due date until it is actually received by PanAmSat. Buyer acknowledges that such delinquency charge is reasonable under all the circumstances existing as of this date.

         3.5      Taxes.

                  (a) Buyer's Responsibility. Buyer shall be responsible for, and shall indemnify PanAmSat against, all Taxes (x) imposed by [***] (which for purposes of this Section 3.5 shall be deemed to include any [***************]
(y) imposed by [******] as a result of the [***] to Buyer's Transponder or [******] from Buyer's Transponders of encrypted signals (or, in the case of signals which are not encrypted, any such [***] to or from such [***] or (z) imposed by [******] from which Buyer makes payments to PanAmSat hereunder, in each case including any political subdivision or taxing authority thereof or therein, in each case with respect to the [*********] or [***] of Buyer's Transponders, and with respect to [***] under this Agreement, [***] to the extent of:

                           (i) any Taxes [***] on PanAmSat by reason of its
                  having an [************] or other [******] of business in [***]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  other than any [*********] or [******] in [***] PanAmSat is required by [***] law to maintain to fulfill its obligations under this Agreement and/or to provide any other satellite capacity, satellite transmission or ancillary service thereto to any customer, which ancillary service does not involve PanAmSat's having [***************] provided that PanAmSat shall use commercially reasonable efforts to accomplish such tasks in a manner that limits or does not expose itself to such Taxes for which Buyer could be responsible; or

                           (ii) any Taxes to the extent imposed on [***] to
                  PanAmSat solely by reason of the [***] of PanAmSat to provide, at the written request of the Buyer, any documentation or certification reasonably required to be made to [******] from, or [***] of, such Taxes; or

                           (iii) in the case of an assignment of PanAmSat's
                  rights under Section 10.4 to any entity organized outside, or receiving payments outside of, the [***] any Additional Amounts exceeding the Additional [***] (as defined below) that would have been imposed had the payment been made to PanAmSat.

(such non-excluded Taxes, "Buyer Indemnified Taxes").

                           If any Buyer Indemnified Taxes are imposed through
[***] at the [***] on payments to be made under this Agreement, Buyer shall [***] to PanAmSat such additional amounts ("Additional Amounts") as may be necessary such that everypayment to PanAmSat hereunder, after [***] or [***] for or on account of such Buyer Indemnified Taxes, will not be [***] than the amount provided for under this Agreement. Buyer shall promptly forward to PanAmSat any receipt or other official evidence of [***] it receives in respect of such Buyer Indemnified Taxes.

                           For purposes of this Agreement, "Taxes" shall mean
all foreign, federal, state, provincial, and local income, franchise, sales, use, receipts, value added, transfer, profits, excise, stamp, withholding and property taxes, duties or assessments and governmental charges of any kind whatsoever (including interest, penalties and additions with respect thereto).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                           If any Additional Amounts paid by Buyer are based on
rates of [***] or [***] in [***] of the appropriate rate applicable to payments to PanAmSat and, as a result thereof, PanAmSat is entitled to make a claim against the jurisdiction imposing such Tax for refund or credit against future withholdings of such [***] then PanAmSat shall, upon Buyer's request, assign and transfer all right, title and interest to any such claim for a refund or credit of such [***] to Buyer and shall take such reasonable actions as may be necessary to vest such right, title and interest in Buyer. Buyer shall keep PanAmSat informed of all material aspects of such claims for refund or credit.

                           If PanAmSat is able to claim a credit against its
income tax liability in the country of its incorporation for [***] Taxes with respect to which Buyer has paid Additional Amounts hereunder not previously refunded pursuant to the preceding sentence, PanAmSat will notify Buyer and upon the reasonable request of Buyer, PanAmSat shall seek such credit and, if and at such time that PanAmSat actually receives economic benefit of such claim (e.g., a refund or a credit against taxes that would be otherwise immediately due and payable), PanAmSat shall pay to Buyer the amount of the economic benefit so received, it being understood that Buyer shall have no right to participate in or control any of PanAmSat's tax positions, filings, contests, or claims for refund, except as provided in the previous paragraph.

                  (b) PanAmSat's Responsibility. PanAmSat shall be responsible for, and shall indemnify Buyer against, all Taxes imposed with respect to the purchase, sale, use or ownership of Buyer's Transponders or with respect to payments under this Agreement by (x) [*********] which for purposes of this
Section 3.5 shall be deemed to include any [***************] or any political subdivision thereof, or (y) any [******] towhich PanAmSat directs [***] hereunder to be made, to which Buyer makes payments hereunder pursuant to an assignment of PanAmSat's rights hereunder or in which such assignee is [***] or has its [************] in each case including any political subdivision or taxing authority thereof or therein (any of the foregoing a "PanAmSat Country"), except to the extent of:

                           (i) Any Taxes [***] on Buyer by reason of its having
                  an [*********] or [******] of business in, or other connection with, the [***] or any PanAmSat Country, other than a connection consisting solely of the [***] of Buyer's Transponders or


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  the execution and performance of Buyer's obligations required pursuant to this Agreement;

                           (ii) any Taxes imposed on Buyer solely by reason of
                  the [***] of Buyer to provide, at the written request of PanAmSat, any documentation or certification reasonably required to be made to [******] from, or [***] of, such Taxes; or

                           (iii) in the case of an assignment of Buyer's rights
                  under Section 10.5 to any entity organized or domiciled outside [***] any [******************] that would have been imposed on Buyer had no such assignment occurred.

         3.6 Reconstitution of Agreement. Each party agrees to negotiate in good faith, if so requested by the other, to seek to [***] this transaction to [*********] while [***] the [******] of the parties. The [***] to reach such a [***] agreement shall not, however, affect the continuing validity of this Agreement.

ARTICLE 4.        BUYER'S OBLIGATIONS IN USING THE BUYER'S TRANSPONDERS.


         4.1 Non-interference and Use Restrictions. Buyer's transmissions to and from each of the Satellites and its use of the Buyer's Transponders shall comply with all applicable governmental laws, rules and regulations, and with the operational requirements (the "Operational Requirements") set forth in Appendix D, as the same may be modified from time to time by PanAmSat, in its reasonable discretion, but only for good technical cause(s). Buyer will follow established practices and procedures for frequency coordination and will not use the Buyer's Transponders, or any portion thereof, in a manner which would or could reasonably be expected to, under standard engineering practice, interfere with the use of any other Transponder, the Satellites, or any other satellite or transponder on such satellite, or cause physical harm to the Buyer's Transponders, any other Transponder, the Satellites, or any other in-orbit satellite or transponder on such satellite. Provided that Buyer's transmissions conform with the transmission plans approved by PanAmSat under Section 1.5 above, Buyer complies with the Operational Requirements, as the same may be modified as provided above, and Buyer immediately ceases any transmission upon being notified by PanAmSat of any violation of this Section 4.1 (even if such transmission is in conformity


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

with the Operational Requirements), Buyer shall not be deemed to be in breach of its obligations under the preceding sentence.

         4.2 No Terrestrial Facilities. Subject to the exception stated in
Section 1.5 above with respect to PanAmSat-provided uplinks, if any, Buyer shall be responsible for the provision, installation, operation and maintenance of all earth station facilities and equipment ("Buyer-Provided Facilities"), for transmitting signals to, or receiving signals from, the Satellite(s) in accordance with the requirements set forth in this Agreement. Buyer shall also be responsible for acquiring all authorizations necessary for installation and operation of Buyer-Provided Facilities. Buyer shall be permitted to contract with third parties to transmit its signals to, or receive its signals from the Satellite(s); provided, that, Buyer requires its contractors to agree to comply with all of the requirements set forth in this Agreement regarding transmissions to, or reception from, the Satellite(s). If Buyer retains third parties (other than PanAmSat) as permitted by the previous sentence, these third parties' facilities shall be deemed to be Buyer-Provided Facilities and the acts and omissions of these third parties in connection with the transmission or reception of Buyer's signals shall be deemed to be the acts and omissions of such third parties and of Buyer. Any provision by PanAmSat (or by an affiliated company) to Buyer of earth station or other terrestrial facilities or services shall be the subject of a separate agreement.

         [********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
********************************************************************]

         4.3 Buyer's Transmitting Stations. Buyer will configure, equip and operate its transmit facilities so that the interface of these facilities, in space, with the Satellites shall conform to the characteristics and technical parameters of the Satellites. Buyer will follow PanAmSat's procedures for initiating or terminating any transmission to the Satellites. Buyer will operate all transmit facilities in a manner that allows for cessation of, and will cease, transmission immediately upon receiving notice from PanAmSat


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

under Section 15.5(a) ("Telephone Notices"). Buyer will furnish information on a continuing basis as reasonably required by PanAmSat to prepare for, initiate, provide, maintain and immediately discontinue the use of the Buyer's Transponders upon notice by PanAmSat.

         PanAmSat shall have the right, but not the obligation, subject to such reasonable confidentiality and use restrictions as Buyer may impose, to inspect any Buyer-Provided Facilities together with associated facilities and equipment used by Buyer, or by a third party under the authority of Buyer, to transmit to the Buyer's Transponders. PanAmSat will use all reasonable efforts to schedule inspections to minimize the disruption of the operation of the facilities, and Buyer shall make the facilities available for inspection at all reasonable times. Buyer shall, upon PanAmSat's request, provide measured proof that any transmit facility meets or exceeds the sidelobe envelope described in Appendix D.

         4.4 Consistent Application of Satellite Operating Procedures. PanAmSat shall have similar (but not necessarily identical) restrictions not to interfere with or cause physical harm to the Satellites, their Transponders, and other satellites and their transponders, as contained in this Agreement with all other customers, including any of its Affiliates, having a right to uplink to the Satellite and shall enforce these restrictions (and, to the extent it may use them for its own services, follow these restrictions itself) in a consistent and nondiscriminatory manner vis-a-vis Buyer and the other customers with a right to uplink to the Satellites. Allowing for the fact (understood and accepted by Buyer) that technical variations in the kinds of transmissions that different customers may employ, different performance characteristics of different Transponders, differences in the use of adjacent frequencies or the same frequencies on other satellites, other technical factors, and the use of different uplink providers andfacilities may require the application of different restrictions to achieve the same non-interference and satellite protection goals, PanAmSat shall not require Buyer to follow Operational Requirements or transmission procedures that are more stringent than those imposed upon other customers on the same Satellite in comparable technical circumstances.

ARTICLE 5.  TRANSPONDER FAILURE, PROTECTION.


         5.1 Confirmed Outage. There shall be deemed to have occurred a "Confirmed Outage" of a Buyer's Transponder if a Buyer's Transponder fails to meet the Performance Specifications for a continuing and uninterrupted period of [*********] (or, if [***] is [***] a [***] period of [*********] or [***] during any [*********] and such failure is confirmed by PanAmSat. Any "Warranty Credit" (as defined below) shall be measured in accordance with the procedures set forth in Section 5.2.

         5.2 Warranty Credit. If there is a Confirmed Outage of a Buyer's
Transponder: on PAS-3 [************] of the Delivery Date of PAS-3; on PAS-6 [************************] of the Delivery Date of PAS-6 (but only [************************] of PAS-6 if Buyer exercises its termination [***] under Section 7.9 hereof); or within [******************] of Delivery Date of PAS-6B (for each Satellite, the "Warranty Period"), PanAmSat shall credit to Buyer's next Installment payment a "Warranty Credit" that shall be determined by the following formula:

         Warranty Credit [***]

         [************]


         [***]


[*******************************************************************************
*****************************************]

         [*********************************]


[*******************************************************************************
**********************************]

Buyer shall not be entitled to any Warranty Credit for any Transponder failure that does not constitute a Confirmed Outage. For purposes of determining Warranty Credits, each failure that is confirmed by PanAmSat shall be measured as commencing from the later to occur of (i) Buyer's cessation of use of the affected Buyer's Transponder and (ii) notice from Buyer to PanAmSat of such failure (provided that the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

affected Buyer's Transponder is, in fact, not meeting the Performance Specifications). Any such failure shall be deemed to have ended upon the earlier to occur of (i) Buyer's resumption of use of the affected Buyer's Transponder and (ii) notice to Buyer from PanAmSat that the affected Buyer's Transponder has been restored to the Performance Specifications (provided that the affected Buyer's Transponder is, in fact, meeting the Performance Specifications). No Warranty Credit shall be provided for any failure of a Buyer's Transponder that occurs after the [******] such Transponders at such point being available, if at all, on an "as is" basis; nor shall a Warranty Credit be provided during the [******] for any Transponder that is not one of the Transponders being [***] for as part of the [******].

         5.3 Transponder Failure. If, after the applicable Delivery Date for a Satellite, a Buyer's Transponder fails to meet the Performance Specifications for: (a) any period of [************] or (b) a [******] of [*********] during any [************] or (c) any [*********] following a [******] under circumstances that make it [******] that a [***] described in clauses (a) or (b) will occur, such Transponder shall be deemed to have failed on a "Confirmed Basis." Any such failure must be confirmed by PanAmSat, which it shall take steps to do as expeditiously as possible. If confirmed, the failure shall be measured as commencing from notice from Buyer to PanAmSat of such failure (provided that the affected Buyer's Transponder is, in fact, not meeting the Performance Specifications). Any such failure shall be deemed to have ended upon notice from PanAmSat to Buyer that the affected Buyer's Transponder is capable of meeting the Performance Specifications (provided that the affected Buyer's Transponder is, in fact, meeting the Performance Specifications); provided, further, that if PanAmSat enters into an agreement to provide Ku-band capacity from the Satellite on which a Buyer's Transponder is located and such agreement provides that, for purposes of employing said "Spare Equipment" on the Satellite, failure on a Confirmed Basis shall be deemed to have occurred in less than the applicable time periods specified above, PanAmSat shall determine whether a failure on a Confirmed Basis hasoccurred for Buyer's Transponder on the same Satellite under this Agreement using the time periods specified in such other agreement.

                  In the event a Buyer's Transponder fails on a Confirmed Basis, PanAmSat shall, as soon as possible and to the extent technically feasible, employ certain redundant equipment units, as described in Appendix B ("Spare Equipment") on a first-


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

needed, first-served basis as among Buyer and other Transponder owners, lessees, and users, including without limitation, PanAmSat and its predecessors in interest ("Protected Parties"), as a substitute for a Buyer's Transponder equipment unit which has failed; provided, that PanAmSat may elect to use "Substitute Capacity" on the same Satellite as the failure shall have occurred (as provided below), if available and not subject to any additional operational restrictions that Buyer is not willing to accept, in lieu of using Spare Equipment.

                  Buyer acknowledges and agrees that the Spare redundancy plan of each Satellite may require PanAmSat to reassign certain traveling wave tube amplifiers ("TWTAs") among Transponders to make use of a Spare. In circumstances in which a spare TWTA is required to be employed for any customer and to do so requires a change in the TWTA assigned to Buyer, Buyer shall, on notice from PanAmSat, cease transmitting to the applicable Buyer's Transponder(s) to allow the TWTA that is assigned to its Transponder(s) to be reassigned and a different unit (that meets the Performance Specifications) to be put in its place. PanAmSat shall use all reasonable efforts to keep to a minimum the time during which Buyer is required to cease transmitting under this paragraph, in accordance with good engineering practices, to make the shift in the assignments.

                  If (a) a Buyer's Transponder fails to meet its Performance Specifications on a Confirmed Basis, and (b) the Spare Equipment associated with such Buyer's Transponder is not available, and (c) equivalent capacity on another Transponder meeting the Performance Specifications in the Brazil Beam of the same Satellite as the failure shall have occurred and designated by PanAmSat for DTH use (the "Substitute Capacity"), is available, and its use by Buyer in accordance with PanAmSat's Operational Requirements would not be predicted to interfere with the use or rights of others using the Satellite (or, even if no longer used by Buyer, PAS-6 or PAS-6B), then PanAmSat shall, as soon as possible and to the extent technically feasible, employ such Substitute Capacity for the failed Buyer's Transponder to satisfy PanAmSat's obligations under this Agreement. PanAmSat may condition its provision of Substitute Capacity on Buyer's acceptance, in writing, of such additional restrictions on its use that PanAmSat in good faith believes are necessary so as to protect other Protected Parties from interference. If Buyer does not accept such conditions, PanAmSat shall not be obligated to provide Buyer with the Substitute Capacity. In the event that PanAmSat employs such Substitute Capacity for a Buyer's Transponder, such Substitute Capacity shall be deemed to be such Buyer's Transponder for all purposes under this Agreement.

                  If title to the Buyer's Transponder has already passed to Buyer upon any substitution of capacity as provided above, the title to the capacity that is employed for Buyer shall be deemed transferred to Buyer and title to the capacity previously supplied to Buyer shall be deemed to be transferred back to PanAmSat, in all cases free and clear of all liens, claims, and encumbrances, except if created by action or failure to act of the party that would be the recipient of the title. In confirmation thereof, Buyer and PanAmSat each agrees to execute such documents of conveyance as the other may reasonably request to confirm that such transfers have occurred.

                  In the event that [*********] Transponders [****************]
to meet their respective [***] or [******] and are entitled to [***] under any applicable agreement with PanAmSat, and if all of said Transponders are assigned to Buyer and [*********] then, unless PanAmSat receives contrary instructions signed by Buyer and[*********] PanAmSat shall, to the extent [************] to the [******] in accordance with the [******] to be supplied and executed by Buyer and [*********] and delivered to PanAmSat, except that priority will not be given to the [***] Transponders. Until and unless such fully executed instructions are received by PanAmSat, such [******] shall be made by PanAmSat in [*********]. Upon the written request of all affected parties, PanAmSat shall, if it has not already [************] at the time that the request is made, in any case of [******] or if the use of Spare Equipment would require the [***] of the [***************] for instructions for up to [************]
provided that, the [***] shall be deemed to have [***] at such point as PanAmSat notifies Buyer that PanAmSat is [***] to[************] pending the [************]. As used in this Section 5.3, the term [***] shall be deemed to mean [******************]. All determinations as to when [*********] shall have occurred, for purposes of determining whether the failures are [***] shall be made by[******************].

                  In the event that [*********] Transponders [****************]
to meet their respective [***] or [******]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

and are entitled to [***] under any applicable agreement with PanAmSat, and if one or more of said Transponders is assigned to a person or entity other than Buyer or[*********] then the Protected Party who [******] a definitive agreement as to the affected Satellite with PanAmSat or its predecessors in interest shall, to the extent[******] have [***] as to use of the [******] or the [******] provided that, if [***] from a Transponder is provided to more than [***] Protected Party (for example, if there are [***] customers each taking service from [***] of a Transponder), PanAmSat's decision may be made in accordance with the order that the [***] Protected Party(ies) using the Transponder(s) [******] with PanAmSat or its predecessors in interest; provided further that, [******] as between Buyer [***************] shall be determined in the same way that [*********] Buyer and the [*********] are to be determined under the preceding grammatical paragraph. As used in this Section 5.3, the term [***] shall be deemed to mean [***************]. All determinations as to when [*********] shall have occurred, for purposes of determining whether the failures are [***] shall be made by[******************]. PanAmSat hereby confirms that the only [******] for a [************] that [************] this one (as deemed below and other than with [***] is with [*********] for [*********] Transponder and that there are [*********] for PAS-6 or PAS-6B.

                  For purposes of this Section 5.3, this Agreement and the "Multi-Country Agreement" shall all be deemed to be executed simultaneously as of February 29, 1996.

         5.4 Reduction in Number of Transponders as Overall Power on the PAS-6 Satellite is Decreased. Buyer acknowledges that it has been advised by PanAmSat that it [************************] on PAS-6 and that it is anticipated that [******] will be subject to such a power constraint in the future, so that the remaining Transponders continue to meet their applicable Performance or Service Specifications. This power on PAS-6 is [***] sufficient to support [**********] consistent with the [***] set forth in Section 3.1(c)(iii).

                  When [******] can be anticipated, before [***] one of Buyer's Transponders, PanAmSat shall [***] with Buyer and all other entities who


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

have agreed to purchase or take service from the Satellite and, provided that it is consistent with [************] and [***] of the Satellite, shall allow Buyer and such other entities [***] to select which Transponder(s) shall be[***]. To be effective, such selection must be given in writing, signed by Buyer and all other entities referenced in the previous sentence, and given to PanAmSat before PanAmSat is required, as determined by [************] to proceed with the [***] of Transponder(s). If PanAmSat has not received such instructions, signed by all affected entities, at the time that [***] is required, PanAmSat shall make the decision as to which Transponder(s) [******************]. The [***] of a Buyer's Transponder under this Section 5.4 shall be treated as a [******] and shall [***] toward determining whether the applicable Transponder has[***************]. This paragraph is not anticipated to be relevant to [************] but the principles stated will apply if it becomes necessary to do so; provided that it is agreed that the first of Buyer's or [***************] Transponders to be [***] shall be the [***] Transponders.

                  If this Agreement is terminated as to PAS-6B without a PAS-6B Delivery Date (and, therefore, Buyer remains on PAS-6), the then current [******] on PAS-6 will be addressed, in accordance with the preceding paragraph, subject to the following qualifications:

                           (a) Within five (5) days of termination of this
Agreement as to PAS-6B, PanAmSat shall notify Buyer [***************] as to the number of Transponders on PAS-6 that [*********] at that time with existing PAS-6 power. For the avoidance of doubt, the power [***] set forth in Section 3.2(c)(iii) above shall not be considered for such purpose.

                           (b) If [*********] will also be remaining on PAS-6
[***************] then Buyer and [*********] shall have fifteen (15) days to select by [*********] to PanAmSat which PAS-6 Transponders should be [************] to leave [***] the [***] number of Transponders specified in PanAmSat's notice, which selection PanAmSat shall follow as long as consistent with the overall health and performance of the Satellite. If Buyer [*********] fail to give such notice within the time period specified, PanAmSat shall make the selection and so notify Buyer [*********]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

within ten (10) days of the last day that Buyer [************] had to make such selection. Until the selection is made, Buyer shall not increase its [***] of PAS-6 above that which is permitted during the Interim Period, except with [*********] written consent delivered to PanAmSat (but, in all events, when [***] with [************] within the overall Transponder power limits of PAS-6). The selection, once made, shall be deemed made retroactive to the day that this Agreement was terminated as to PAS-6B, with any Buyer's Transponder on PAS-6 then specified to be [***********] deemed to have [***************] as of that date. Any further [******] shall be handled in accordance with the general provisions of this Section 5.4.

                           (c) If [*********] will not be remaining on PAS-6,
then (subject to any "Dual Illumination Period" rights it may have under the [*********] Buyer would only have to [************] Buyer's Transponders in the event that there is not [******] on PAS-6 to support Buyer's Transponders, in which event the procedures set forth above would apply (but without requiring any concurrence by[************]).

         5.4A Limitation on Buyer Discretion. Sections 5.3 and 5.4 notwithstanding, if Buyer exercises its right to select which Transponder to [*********] under those Sections in such a manner that the Minimum Complement for the [***] Beam of the Primary Satellite is [***] when a different selection would have resulted in that Minimum Complement being preserved (and no other Minimum Complement [***]), for purposes of this Agreement, there shall be deemed to be [******] of Minimum Complement; provided that if there is a further failure on a Confirmed Basis of Transponder capacity on the applicable Brazil Beam (other than that which could have been avoided by a different selection), the Minimum Complement will then be deemed[************]. By way of example only, if, after PAS-6B is Delivered (i) only [***] of Buyer's Transponders remain under this Agreement, while Service from [******] Transponders to be provided on PAS-6B to Multi-Country Platform continues; (ii) a [************ ********] under Section 5.4; and (iii) Buyer and [************] elect to have [************************](so that the number of Buyer's Transponders is reduced to [***] in the [***] Beam), instead of a Transponder assigned to [******] Buyer's Minimum Complement shall not be deemed[*********].


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

         5.4B. Special Considerations Relative to the Operation of PAS-6 and PAS-6B at the [*********]. It is not contemplated that, except during the Dual Illumination Period specified herein, NetSat [************] would receive capacity from different Primary Satellites (i.e., one on PAS-6B and the other on PAS-6). The situation[******], however, if at the time of the PAS-6B Delivery Date, the applicable Minimum Complement on PAS-6B can only be met for one of these entities, leaving the other on PAS-6. (For reference, when PAS-6 or PAS-6B serves as the "Primary Satellite" (as defined in the[*********]) for[*********], but not NetSat, that Satellite is referred to in this Section as the "Other Satellite.") In such circumstances, after the Dual Illumination Period and during such period in which the PAS-6 and PAS-6B each serves as a "Primary Satellite," one for NetSat and the other for[*********], the following provisions shall apply:

                  (1) In the event that this Agreement is to be terminated as to any individual [***] Transponder pursuant to Section 7.3, whether due to a particular Transponder failure or an overall [******] on the Satellite, to the extent technically feasible, [***] shall have the right to select as to which Transponder this Agreement shall be terminated, provided that [***] selection leaves NetSat with as many Transponders in the [***] Beam that meet their Performance Specifications as would be available had [***] not exercised this right.

                  (2) In the event that the Buyer's Transponders are on PAS-6B while the [*********] has terminated as to PAS-6B and is operating on PAS-6, Buyer acknowledges that, due to limitations on the co-frequency operation of transponders on PAS-6 and PAS-6B, it may be necessary to [***] one or more of Buyer's PAS-6B Transponders or the [************] PAS-6 Transponders to prevent interference to a transponder operated by the other Platform on the Other Satellite, and that, in such event, the [************] subject to [***] shall be Buyer's [***] Transponders. In no event, however, shall either of the [***] Transponders be [***] to permit use of a Transponder on PAS-6 or PAS-6B by PanAmSat or a third-party customer [*********************] of PanAmSat. Furthermore, if Transponders are [***] under this paragraph, such [***] shall not reduce the Minimum Complement, and any Transponders [***] shall be considered [********************************************************************
*************************.]


[***]     Filed separately with the Commission pursuant to a request for
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

                  (3) PanAmSat shall operate the PAS-6 and PAS-6B Satellites in a manner so that their telemetry signals do not interfere with each other.

                  (4) For the avoidance of doubt, there is no obligation of PanAmSat to provide or for Buyer to take inter-Satellite protection (e.g., Transponders from either PAS-6 or PAS-6B as substitutes for the other).

         5.5 Buyer Cooperation. If a Buyer's Transponder fails to meet the Performance Specifications, Buyer shall use all reasonable efforts to cooperate and aid PanAmSat in curing such failure; provided that all reasonable efforts can be done at no cost to Buyer. These obligations of Buyer shall include, but not be limited to, the following:

                  (a) At the request of PanAmSat, if there is a problem that can be compensated for by increasing the power and/or changing other parameters of its transmission to the Satellite, without affecting its Buyer's use of the Buyer's Transponders, Buyer shall do so to the extent it can with existing equipment; and

                  (b) Permitting PanAmSat, at PanAmSat's [***] and at PanAmSat's cost and expense, to upgrade the Buyer-Provided Facilities.

         5.6 Application to Individual Buyer's Transponders. All determinations of failures on a Confirmed Basis, protection rights and Confirmed Outages to be made under this Article 5 shall be made on an individual Buyer's Transponder by Buyer's Transponder basis.

         5.7 Replacement Launch. Pursuant to the prior agreement covering PAS-6 and PAS-3 between the parties, payments from Buyer to PanAmSat totaling [***] toward a possible Loral replacement satellite are acknowledged; [***] of said amount has already been or will be applied to offset Buyer's obligation hereunder. It is further acknowledged that the remaining [***] is[******].

ARTICLE 6.  PREEMPTIVE RIGHTS.


         6.1 (a) Preemptive Rights In Abnormal Circumstances. Buyer recognizes that it may be necessary, in unusual or abnormal technical situations or other unforeseen technical conditions, for PanAmSat deliberately to preempt or interrupt Buyer's use of one or more of the Buyer's Transponders, solely in order to protect the overall health and performance of the Satellite(s). Such decisions shall be made by PanAmSat in its sole


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

discretion, exercised in good faith. To the extent technically feasible, PanAmSat shall give Buyer at least 24 hours' notice of such preemption or interruption and will use all reasonable efforts to schedule and conduct its activities during periods of such preemption or interruption so as to minimize the disruption of the services on the affected Satellite. Buyer shall immediately cease transmissions to the Buyer's Transponder(s) at such time as its use of the Buyer's Transponder(s) preempted or interrupted pursuant to this Section. To the extent that such preemption results in a loss to Buyer of its use of a Buyer's Transponder sufficient to constitute a Confirmed Outage or a failure on a Confirmed Basis, Buyer shall have all the rights and remedies regarding Warranty Credits and termination set forth in Articles 5 and 7.

                  (b) Testing in the Event of Failure. If a Buyer's Transponder is not meeting Performance Specifications, but Buyer elects to continue to use (and pay for) the Transponder, as degraded, PanAmSat may, with Buyer's reasonable consent as to the time such action will be taken, interrupt Buyer's use as necessary to perform testingor take any other action that may be appropriate to attempt to restore the affected Transponder(s) to the Performance Specifications. In such event, PanAmSat shall coordinate activities with affected customer(s) and shall use all reasonable efforts to minimize the overall disruption of use to the affected customer(s). If Buyer refuses to provide the consent referred to in the first sentence of Section 6.1(b) when such consent is requested, the availability of remedies for failure to meet Performance Specifications, including the use of Spare Equipment and Substitute Capacity and termination for failure to meet Performance Specifications shall be commensurately delayed.

ARTICLE 7.  TERMINATION RIGHTS.


         7.1      Termination for Delay in Launch of PAS-6B.

                  If:

                  (a)(i) a [************] (as defined below) occurs prior to [************] and (ii) (A)PanAmSat notifies Buyer that either: (x) Hughes has not shipped (i.e., put in transport) the PAS-6B Satellite to the launch site by [************] unless the delay was due to the unavailability of the launch vehicle or other "Hughes Force Majeure" event, as defined below or (y) the Delivery Date of PAS-6B will not occur by [************] (either which notice PanAmSat will give if circumstances


[***]     Filed separately with the Commission pursuant to a request for
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

make it clearly ascertainable that this is the case) or (B) the Delivery Date does not occur on or before [************];

                  Or

                  (b) whether or not a [*********] has occurred as of [************] if (A) PanAmSat notifies Buyer that the Delivery Date of PAS-6B will not occur by [*********] (which notice PanAmSat will give if circumstances make it clearly ascertainable that this is the case) or (B) the Delivery Date for PAS-6B does not occur by [**********]

                  Then

                  At any time prior to the launch of PAS-6B, Buyer may terminate this Agreement as to PAS-6B on [******] days' notice to PanAmSat, unless, in the case of clause a(ii)(A)(x) the required event takes place within said [******] days notice period. It is further agreed that, in the case of clause
(a)(ii)(A)(x), Buyer may give its notice, ifthe other circumstances for such notice are met, as early as [************] so as to make PanAmSat's cure period coincide with the [*********] deadline.

                  The foregoing notwithstanding:

                           (i) Buyer shall not be permitted to terminate this
Agreement as to PAS-6B under this Section 7.1 as to a delayed event if it occurs within thirty (30) days of the date as Buyer may have been previously notified that the relevant event was anticipated to occur without Buyer exercising its termination right within thirty (30) days of said notice; provided that, if Buyer's termination right accrued before the occurrence of a [*********] and there subsequently occurs a [*********] Buyer shall have another thirty (30) days (from the [*********]) to make its decision to terminate, whether the [*********] occurs before or after [*********] except that this further right to terminate will not accrue if, at the time of the [************] PAS-6B has already been shipped (i.e., put in transport) to the launch site and the Delivery Date of the Satellite is scheduled to occur within sixty (60) days of the [*********]; and

                           (ii) Buyer shall also not be permitted to terminate
this Agreement under this Section 7.1 unless at the same time [*************
****************


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

*******************] as to PAS-6B under [***************]Agreement.

                  PanAmSat shall also be permitted to terminate this Agreement as to PAS-6B on notice to Buyer, if the construction or launch of PAS-6B has been substantially delayed [***************] by force majeure conditions and PanAmSat determines because of force majeure conditions not to proceed with the construction or launch of PAS-6B. In such event, PanAmSat shall give Buyer immediate notice of PanAmSat's determination, which determination shall be made promptly following the event(s) of force majeure that lead to such a determination.

                  In any circumstances in which Buyer has a right to terminate under this Section 7.1 and Buyer's time period for decision overlaps the time period during which PAS-6B is scheduled to be shipped to the launch site, PanAmSat may require Buyer to accelerate its decision process so that a decision is made before PAS-6B is actually shipped.

         7.1A. [**********************************************]. If there is a
[******************] prior to the launch of PAS-6B, Buyer shall be permitted to terminate this Agreement asto PAS-6B on notice to PanAmSat to be exercised within thirty (30) days of the [******] (but in all events prior to the launch of PAS-6B); provided that [********************** *******************
*******************] as to PAS-6B under [***************] agreement. In such event, within [*********] of invoice from PanAmSat, Buyer shall [******] for [********************************* ***************] to [************] in
connection with the terminated PAS-6B program, provided that [******] to [***] in connection with said termination shall be reduced by whatever amounts [***********************] in connection with its [*********] to [***] under
[***************************] and further provided that PanAmSat shall [******]
to Buyer or [************] as they shall [***] direct PanAmSat in writing, any [******************************** ******************] given to [***] of such
[******] in connection with any mitigation of such liability that may be available, which [***] shall use all reasonable efforts to enforce. The contract [***************] that Buyer [************] are [****************
************************************** **********************] in the event of a
[***************] by PanAmSat,


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

to use*******************************************
[*************************************************************************
*************************************]. In addition, if PanAmSat elects [***]
proposal (which PanAmSat agrees to do if Buyer [***************] have [*********] required to be [******************] under this Section 7.1A and the [*****************************] Buyer and [*********] are
[****************************************************** ******************
*************************************************************] from the above.

         If [*********] does not [****************************************] as to PAS-6B under the [******************] Agreement, Buyer's notice of termination under this Section 7.1A shall be treated as an [*******************] which, within thirty (30) days of receipt, PanAmSat may either (in writing) [***] or, instead, [***] but, if[***] grant Buyer the right to [***] the Buyer's Transponders on a [********************************************************]
subject to Buyer's [******] to PanAmSat as to[*********]. If PanAmSat [***] (in writing) Buyer's [***] termination under this paragraph (i.e., in circumstances where [**********************************************************************
********************] neither Buyer nor PanAmSat would have any further obligation to each other with respect to PAS-6B.

         7.1B Certain Definitions Relevant to Termination Provisions. As used herein:

                  (i) [********************] means [***] of a sufficient number of Transponders on [*********] to [*********************************************
********************] such that either:

                           (A) On or before [**********************] there is
[********************] (Buyer's rights otherwise under Sections [**********
******************************] notwithstanding) on [**********] that PanAmSat makes, or if permitted by Buyer or [*************] could make, available to NetSat, [***************], and under PanAmSat's [*************************
************] to [***] that would yield at least [*********] on each of the [******************************] and the [***] of [***] (in each case when [***]
with [***] from the associated [****************************************
***************] that meet their applicable [********************************]
or


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

                           (B) On or before [*********] there is [**************
*******] (Buyer's rights otherwise under [******************************
********************] notwithstanding) on [*********] that PanAmSat makes, or if permitted by Buyer or [*********] could make, available to NetSat, [*********] and under PanAmSat's [*********************] to[***] that would yield at least [*********] on each of the [*******************************] and the
[****************] (in each case when [***] with [***] from the associated [**************************************] respectively) that meet their applicable[************************];

                  unless

                           (C) PanAmSat is able (as to either (A) or (B)) to
[***] a sufficient number of Transponders to [******************************
**********************] within thirty (30) days of their applicable [***] (i.e., as provided in [***] of the Agreement, with respect to normal [******]) so that the applicable level of [******] defined immediately above is not met; provided that PanAmSat shall notify Buyer if and as soon as it becomes clearly ascertainable to PanAmSat that sufficient [***] to a level so that the [******] standard specified above will no longer be met is not possible, at which point Buyer's notice of termination shall be effective, even if less than thirty (30) days after the point at which the [******] first occurred. Said cure period notwithstanding, for purposes of Section 7.1 and Section 7.1A, subject to PanAmSat's cure rights in (C), the timing of the [******] shall be deemed to have occurred when the [******] standard in either (A) or (B) is met and Buyer's right to give notice of termination (and period in which it has such right), subject to PanAmSat's cure rights, shall commence at the point of such cumulative failure; and

                  (ii) "Hughes Force Majeure" means any delay that is caused by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond its control or does not arise from the acts or omissions of Hughes or its respective subcontractors.

         7.2 Other PAS-6B Pre-Delivery Termination. This Agreement shall also terminate as to PAS-6B in either of the following events: (i) PAS-6B suffers a "Launch Failure" or (ii) if, after a launch, which is not a Launch Failure but before the PAS-6B


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

Delivery Date, the Minimum Complement of the Buyer's Transponders on PAS-6B are not capable of meeting the Performance Specifications unless Spare Equipment is provided by PanAmSat in accordance with Section 5.3 so that the Minimum Complement of the Buyer's Transponders is provided in accordance with their Performance Specifications; provided that, if (A) one or more (but not the Minimum Complement) of the Buyer's Transponders are capable of being provided in accordance with their Performance Specifications, and (B) at the time, at least as many Buyer's Transponders on PAS-6B are capable of meeting their Performance Specifications as Buyer's Transponders on PAS-6 are capable of meeting their Performance Specifications, termination under this clause (ii) shall be at Buyer's [***] exercisable (if at all) within fifteen (15) days of Buyer's receiving notice of this condition. If Buyer fails to exercise the termination right set forth in the previous sentence within the time specified, the Buyer's Transponders meeting the Performance Specifications, if PanAmSat so elects on notice to Buyer within ten (10) days of the last day for Buyer to have exercised its termination right, shall be deemed accepted under Section 2.1 above. As used herein, "Launch Failure" means an event prior to the PAS-6B Delivery Date that results in the destruction of PAS-6B or the declaration of PAS-6B as a total loss (which includes a constructive total loss) under PanAmSat's launch and initial operations insurance policy for PAS-6B.

         7.3 Termination For Failure After the Delivery Date. Subject to Section 2.4, on a Transponder by Transponder basis, this Agreement shall automatically terminate if, after the applicable Delivery Date for the Satellite, a Buyer's Transponder fails on a Confirmed Basis, unless, within thirty days of such failure, PanAmSat restores the Transponder to its Performance Specifications using, if required, any available Spare Equipment or replaces the Transponder with Substitute Capacity from the same Satellite. In the event one or more of the Buyer's Transponders fails on a ConfirmedBasis and PanAmSat does not restore or replace the Transponder so that the Performance Specifications are met, but one or more of Buyer's Transponder(s) still meet the Performance Specifications, this Agreement shall continue as to the remaining Buyer's Transponder(s), so long as the Minimum Complement (already defined for PAS-6B; [***] Brazil Beam Transponders for PAS-6, including any available PAS-3 Brazil Beam Transponders during the Interim Period and any Brazil Beam PAS-3 Transponders that Buyer has elected under Section 1.2 above to retain thereafter) of Transponders applicable to the Satellite (or, as to the applicable Satellite, on and after


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                                       45
the date that is [*********] after the Delivery Date of Buyer's Transponders on said Satellite, such lesser number of Buyer's Transponders as Buyer was actually using for the provision of DTH Service to Brazil immediately prior to such failure, which for purposes of this Section 7.3 would then be deemed to be the Minimum Complement) continues to meet their applicable Performance Specifications. Subject to Section 5.4A above, if the applicable Minimum Complement cannot be provided, as to the remaining Transponders on the affected Satellite, said termination right shall apply to all of the Transponders on the affected Satellite (and under Section 7.8 below, at Buyer's [***] to previously retained Transponders on PAS-3). A termination of this Agreement in applicable part for loss of a Minimum Complement shall be exercised, if at all, no later than six months after the occurrence of such event. Termination shall be effective immediately on notice to PanAmSat; provided that, at Buyer's[***] if within said six-month period, Buyer enters into a binding agreement to take transponder capacity for the provision of its DTH Service from PanAmSat or another provider, Buyer may, in its notice of termination, make its termination effective upon the date that such other capacity is available to Buyer; provided that, pursuant to Section 1.7(b)(ii), Buyer shall have first sought such capacity from PanAmSat but PanAmSat was unable to provide the requested capacity within comparable period of time. In such event, Buyer shall notify PanAmSat of the projected date of such availability and of any change thereto. If Buyer fails to exercise the termination right for the loss of the Minimum Complement within the period specified, this Agreement shall continue, with the number of Buyer's Transponders that continue to meet their applicable Performance Specifications (thereafter, that lower number being the "Minimum Complement").

         7.4 Satellite [************]. PanAmSat may determine to take a Satellite [*********] or, in the case of clauses (d) or (e) below, relocate it to other use if:

                           (a) in PanAmSat's [*********], the remaining [***] on
board the Satellite is [*********] to maintain [************************
********************************] allowing sufficient [*********] the Satellite;

                           (b) with respect to [***] the Satellite
[************] or more [***] Transponders or [***************] Transponders to meet their applicable performance or service specifications;


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

                            (c) (i) with respect to PAS-6, the Satellite
[******************] or more Transponders to meet their applicable performance or service specifications or (ii) with respect to PAS-6B, the Satellite suffers failure of sixteen (16) or more Transponders to meet their applicable performance or service specifications;

                           (d) with respect to PAS-6 or PAS-6B, the total of the
number of Transponders on the Satellite that have failed to meet their applicable performance or service specifications and, even if they have not failed themselves, the number of Transponders for which [*********] under the [**************************************************************************
********] or more for [***] or [***] or more for [***]

                           (e) with respect to the Primary Satellite, Buyer or
Multi-Country Platform has agreed to [****************************************]
at such time that said Successor Satellite is ready to be placed into commercial service. In such event, PanAmSat shall promptly notify Buyer of such determination and [************************************************] or

                           (f) with respect to PAS-6B, at any time that a
Successor Satellite is ready to be placed into commercial service, but not earlier than the earlier of: (i) the date that is [*********] after the PAS-6B Delivery Date, or (ii) the date on which the Satellite is predicted by PanAmSat in its good faith judgment, to have remaining fuel on board PAS-6B for only [******] (or less) life, assuming ordinary stationkeeping operations, plus sufficient fuel to de-orbit the Satellite (the "Time for Early Replacement").

                  The foregoing notwithstanding, in the case of clause (c), if:
(i) Buyer agrees to make a [***********************************************
*****************************] as defined in and determined in accordance with
Article 16 of this Agreement, (ii) [***************] Installment payments required to be paid under this Agreement, Buyer [************************ *****************************************************************] of the
Satellite after the occurrence of the [***] otherwise giving rise to PanAmSat's rights under clause (b) (less any [******] with respect to the same Satellite for the same period under Section 3.2 above), and (iii) permitting [***************] PanAmSat's [***************] for the Satellite (other than as to the Buyer's Transponders that would still be


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

[********* ***************] PanAmSat will not take[*********************
*********] pursuant to this clause (c) until the[****************************
****************************************]. On the date that the Satellite is
[***************], this Agreement shall [******] as to the [***] Satellite.

         7.5 Termination By PanAmSat For Cause. PanAmSat may terminate this Agreement if Buyer fails: (a) to make payment of any amount due and such amount remains unpaid within ten (10) business days after receiving from PanAmSat a notice of such nonpayment (but only if the payment is at least twenty (20) business days past due at the time of termination), or (b) to cease any activity in violation of Section 4.1 or 6.1 upon receiving telephone or facsimile notice from PanAmSat (provided that PanAmSat shall not be entitled to terminate the Agreement under this clause (b) if all of the following requirements are met:
(i) Buyer is (and remains) in compliance with Section 15.5(a), and the operator on duty mistakenly did not implement PanAmSat's initial notice; (ii) the mistake was rectified as soon as it became apparent to Buyer; (iii) appropriate steps are taken to prevent a future recurrence of the mistake and the problem is not recurring; and (iv) no damage occurred as a result of the mistake or Buyer immediately reimburses and indemnifies PanAmSat for all such damage, or (c) to cease any other activity in material violation of Buyer's obligations under this Agreement, other than any part of Section 1.7, within thirty (30) days after receiving from PanAmSat a notice of such violation.

                  In the event of a termination under Section [***] PanAmSat may declare immediately due and payable the balance of the remaining Installments (principal and interest as if not prepaid) for all of the Buyer's Transponders based on the then predicted life of the Satellites (and, in the case of PAS-3 and PAS-6, if the Transponders are still subject to trade-in under Section 1.2 or Section 1.2A, the date of such contemplated trade-in, and, in the case of PAS-6 (if no longer subject to trade in), if the termination right specified in
Section 7.9 is still available, through the [*****************] PAS-6 Delivery
Date), [***] for [****************************************************] from the date paid to the date otherwise due in the absence of termination, and apply any remaining unapplied portion of the Deposit against the termination liability. In the event of a termination under Section [******] Buyer shall be responsible for payments of the remaining Installments that would be otherwise due and as they would otherwise become due on and after the date of such termination; provided that if Buyer fails to make payment of any such amount due and


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                                       48
such amount remains unpaid within ten (10) business days after receiving from PanAmSat a notice of such nonpayment (but only if payment is at least twenty
(20) business days due at the time of termination), then PanAmSat may declare immediately due and payable the remaining Installments (principal and interest as if not prepaid), discounted for present value as provided above.

                  The foregoing notwithstanding, with respect to PAS-6, if the termination right under Section [***] has been exercised, Buyer's termination liability under this Section 7.5 shall be limited to the amount of [*******************************] through the [******] of the PAS-6 Delivery
Date.

                  In the event of such termination, in addition to all of PanAmSat's other remedies at law or in equity, PanAmSat shall be entitled to [***] the Buyer's Transponders or to [******] on such Transponders to [***] PanAmSat [******] and Buyer shall [*********] to any [******] with respect to such [***] or any [***] of amounts paid to PanAmSat; provided, as follows: In the event that Buyer has paid (and, if applicable, continues timely to pay to) PanAmSat all amounts due hereunder including, without limitation, pursuant to the preceding paragraphs of this Section 7.5 (the "Termination Payment(s)"), PanAmSat shall use all [******] to [***] the Buyer's Transponders and in the event PanAmSat subsequently reaches an agreement to provide service to a [******] a Buyer's Transponder during the period that said Transponder would have otherwise been made available to Buyer hereunder, PanAmSat shall [***] to Buyer as a [***] of the Termination Payment(s) any [******] it receives from [*********] with respect to the use of such Buyer's Transponder during such period, up to the amount paid by Buyer for such Buyer's Transponder for its use during such period over and above all Installments that were paid or due prior to the date that this Agreement was terminated, less (i) any amounts owed by Buyer to PanAmSat under this Agreement; (ii) any [******] (including [***************] by PanAmSat in [*********] such amounts from Buyer; (iii) any other [*********] by PanAmSat as a result of Buyer's breach of its obligations hereunder; (iv) any [******] (including [*********] by PanAmSat in [***] such Buyer's Transponder to, or [************] with, [******] and (v) any [*********]
by PanAmSat in [*********] and equipment for which PanAmSat is not [******] that may be associated with the provision of such service in addition to those agreed to be provided under this


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

Agreement. Nothing herein shall be [*********] PanAmSat to [******] such [*********], if the [***] of the party, the party's proposed use of the transponder or [***] for terms and conditions for service, or other reasonable and appropriate factors, lead PanAmSat [***************] to determine not to enter such a [******] nor shall PanAmSat be obligated to [***] the Buyer's Transponders [***] of any other [***] that PanAmSat may also have available. Buyer acknowledges that the foregoing rights of PanAmSat: (i) are [***] under all of the circumstances existing as of this date; (ii) constitute [******] for the [***] of a [***] and (iii) do[*****************].

         7.5A The foregoing notwithstanding, PanAmSat shall not be permitted to terminate this Agreement under Section 7.5(a) if, for reasons beyond the reasonable control of Buyer and any Buyer Company, Buyer is prohibited by a law of general applicability from making payments to PanAmSat (a "Payment Force Majeure") and all of the following conditions are met: (i) regardless of any Payment Force Majeure, Buyer (or a third party on Buyer's behalf) makes payment, including late payment charges, of all unpaid amounts within either (A) sixty
(60) days of the date otherwise due, or (B) ninety (90) days of the date otherwise due (without regard to the application of the letter of credit specified below) if prior to the Payment Force Majeure event, Buyer shall have caused a New York commercial bank, acceptable to PanAmSat, to provide PanAmSat with a letter of credit, in form and substance acceptable to PanAmSat, for one month's payment (as measured as of the time of the Payment Force Majeure), entitling PanAmSat to draw down payment upon notification to it by Buyer of the existence of a Payment Force Majeure and PanAmSat shall, in fact, have been permitted to draw down such amount (so that Buyer's total permitted late payment under this paragraph is no more than sixty (60) days); (ii) Buyer promptly notifies PanAmSat of the existence of the Payment Force Majeure (in all cases within any grace period for nonpayment otherwise permitted under Section 7.5(a)), uses all reasonable efforts to have the condition giving rise to the Payment Force Majeure removed as soon as possible, and (iii) Buyer uses all commercially reasonable and legal methods to have payment made as soon as possible, from sources (including, on Buyer's behalf, from Buyer Companies) as to which the Payment Force Majeure does not apply, and keep PanAmSat promptly apprised of such efforts.

                  If all of the conditions set forth above, except (i) are met, PanAmSat shall still have the right to exercise all of the remedies stated in
Section 7.5; provided that, in


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

such circumstances, if within one hundred and eighty (180) days of the permitted termination of this Agreement, Buyer is able to make payments, including for the period during which this Agreement was terminated (less any payment PanAmSat may have received from third parties for the relevant capacity during this period), to the extent that PanAmSat has not already committed the Buyer's Transponders to other customers, it shall permit Buyer to recommence the operation of this Agreement, upon payment of such amounts, the next monthly payment due, and late payment charges.

         7.6 Rights and Obligations Upon Termination. Each sale is made based upon an anticipated Satellite life [************] above. It is understood, however, that a variety of factors including the final weight of the Satellite when completed by the manufacturer, the quality of the launch and failure of on-board equipment may result in a shorter (or longer) life.

                  As compensation for any shortened life, upon termination of this Agreement in accordance with any of Sections 7.3, or 7.4 above, or Sections 7.7, 7.8, 7.9 or 8.1 below, as PanAmSat's sole warranty obligation to Buyer, other than as expressly provided in Section 5.2 above, Buyer's obligation to make Installment payments for the terminated Buyer's Transponder(s) that have not already become due under the Agreement shall cease and, in lieu of a Warranty Credit under Section 5.2, PanAmSat shall promptly refund to Buyer any portion of the previous month's Installment pro rata for the portion of the month after which the applicable Buyer's Transponder(s) ceased to made available to Buyer following a failure of a Buyer's Transponder(s) on a Confirmed Basis. PanAmSat shall be entitled to retain all other Installments paid and shall be entitled to any Installments due prior to the effective date of termination; in all cases, with all specified interest as of the time of termination notwithstanding the early termination of the Agreement as to one or more Transponders. The termination of this Agreement for any reason in accordance with this Agreement shall extinguish all of PanAmSat's obligations to sell and convey title to the affected Buyer's Transponder(s), and Buyer's obligations to purchase, the affected Buyer's Transponder(s), but shall not relieve either party of any obligation that may have arisen prior to such termination, including (without limitation), under Section 7.5 above, nor shall termination affect the parties obligations under Article 11 ("Confidentiality") that shall survive termination of this Agreement. If title to the Buyer's Transponders has already been conveyed under this Agreement, then upon the termination of this Agreement, as to the affected Buyer's Transponders, Buyer shall reconvey title back to PanAmSat free and clear of liens,


[***]     Filed separately with the Commission pursuant to a request for
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

claims, and encumbrances, except if created by action or failure to act of PanAmSat. In confirmation thereof, Buyer shall execute such document of conveyance as PanAmSat may reasonably request to confirm that such reconveyance has occurred. For the avoidance of doubt, following termination of this Agreement, PanAmSat shall [******************** *****************] what had been the Buyer's Transponders, without limitation, for the provision
[*******************************************].

         7.7 Termination for Patent Infringement. In the event that: (a) PanAmSat's provision of the Buyer's Transponders infringes upon the patents or intellectual property rights of third parties; (b) such infringement exists independent of the combination of the Buyer's Transponders with any Buyer-Provided Facilities; and (c) as a result, Buyer cannot use the Buyer's Transponders without infringing upon the patent or intellectual property rights of third parties, Buyer may terminate this Agreement as to the affected Satellite upon thirty (30) days' notice to PanAmSat, unless (i) such infringement ceases to exist within this thirty (30)-day notice period; or (ii) PanAmSat agrees (to the extent that Buyer is not protected under the indemnity provided by PanAmSat's Satellite manufacturer) to indemnify and hold harmless Buyer from any claim or suit based on such infringement and arising from PanAmSat's continued provision and Buyer's continued use of the Buyer's Transponders on and after the date that PanAmSat agrees to so indemnify Buyer. In this latter instance, Buyer agrees to cooperate with PanAmSat and the Satellite manufacturer, as applicable, in the defense of such claim and specifically agrees, as a condition to this indemnity, to take all steps within its power that are required of it and/or that are necessary for PanAmSat to take in order to receive the benefits of the Satellite manufacturer's indemnify, in accordance with the relevant provisions of PanAmSat's contract with the Satellite manufacturer.

         7.8 Cross Termination by Buyer. Upon the termination of this Agreement with respect to the entire Primary Satellite under any of Sections 7.3, 7.4, 7.7, 7.9, or 8.1, Buyer shall have the [***] to terminate this Agreement as to the PAS-3 Satellite effective immediately on notice to PanAmSat. Such notice must be given, if at all, at the same time that Buyer notifies PanAmSat of its termination of the Agreement as to the Primary Satellite, or, if termination of the Agreement as to the Primary Satellite occurs under the listed sections on PanAmSat's notice to Buyer, within ten (10) days of that notice. For the avoidance of doubt, other than under Section 7.5 (Termination by PanAmSat of Cause), the termination of this Agreement with respect to PAS-3 or,


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

provided that the Minimum Complement is maintained, the partial termination of this Agreement as to individual Transponders on the Primary Satellite, shall not result in a termination of this Agreement as to other Transponders, nor (except as provided in Section 7.5 above) shall the termination of this Agreement as to one of PAS-6 or PAS-6B result in the termination of this Agreement as to the other one.

         7.9 Early Termination Right. In recognition of the additional risks to maintaining satellite operations beyond the specified design life of the Satellite, Buyer shall have the right, subject to the conditions specified in this Section 7.9, to terminate this Agreement [************************ *********************************] after the PAS-6 Delivery Date. Exercise of such termination rights by Buyer must occur, if at all, on or before the earlier of: (a) the [************************] of the PAS-6 Delivery Date; or (b)
[*******************] PanAmSat notifies Buyer of PanAmSat's firm intention to launch a Successor Satellite, with the intention to place it into commercial service prior to the end of the [**********************] if Buyer exercises its termination right under this Section 7.9, but in no event shall such exercise decision be required earlier than [*********************************] PAS-6
Delivery Date. For the avoidance of doubt, such rights do not apply to PAS-6B, where (subject to Buyer's warranty rights under Section 7.6) the risks of such operation beyond [******] have been addressed differently in this Agreement.

ARTICLE 8.  FORCE MAJEURE.


         8.1 Failure To Deliver Or To Perform. Any failure or delay in the performance by PanAmSat of its obligation to Deliver the Buyer's Transponders or to continue to make them available to Buyer shall not be a breach of this Agreement, if such failure or delay results from any Act of God, governmental action (whether in its sovereign or contractual capacity), or any other circumstance reasonably beyond the control of PanAmSat, including, but not limited to, receive earth station sun outage, meteorological or astronomical disturbances, earthquake, hurricane, snowstorm, fire, flood, strikes, labor disputes, war, civil disorder, epidemics, quarantines, embargoes, or acts or omissions of Buyer or any third parties (except that the acts or omissions of third parties acting on behalf of PanAmSat, including PanAmSat's Satellite manufacturer and launch contractor, shall not constitute a force majeure unless their acts and omissions are themselves the result of force majeure conditions of the kind set forth above). Subject to the following sentence, either party shall be permitted to terminate this


[***]     Filed separately with the Commission pursuant to a request for
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

Agreement, as to the affected Buyer's Transponder(s), if, because of force majeure conditions: (a) after the applicable Delivery Date for the Satellite, PanAmSat does not make available the Buyer's Transponders meeting the Performance Specifications and their availability cannot be recommenced within sixty (60) days; or (b) the nature of the force majeure event makes it clearly ascertainable that PanAmSat's ability to make available the Buyer's Transponders meeting the Performance Specifications will not be able to recommence within this sixty (60) day period. The foregoing notwithstanding, Buyer's rights to terminate under Sections 7.1, 7.1A, and 7.2, and, to the extent a failure to provide the Buyer's Transponders results from a malfunction of a Satellite, under Section 7.3, shall be governed by those Sections. Buyer shall not be permitted to terminate this Agreement if PanAmSat's inability to perform is due to acts or omissions of Buyer or its employees, agents, or contractors that are not in conformance with Appendix D or for intermittent failures due to any or all of the following: sun outages, meteorological or astronomical disturbances. In addition, in circumstances that are not governed by Sections 7.1, 7.1A, 7.2, or 7.3 and that are not due to events described in the previous sentence, if a Buyer's Transponder is not made available by PanAmSat in accordance with the Performance Specifications due to a force majeure condition, provided that if Buyer ceases use of the affected Buyer's Transponders during such period (except in coordination with PanAmSat to determine if the Buyer's Transponders can be restored to the Performance Specifications), Buyer shall be entitled to Warranty Credits for the affected Buyer's Transponders, as calculated under Section 5.2 hereof, to reflect the period during which the Buyer's Transponder(s) were not made available.

ARTICLE 9.  LIMITATION OF LIABILITY AND INDEMNIFICATION.


         9.1 Limitation Of PanAmSat's Liability. EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 7.6 ABOVE, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLYEXCLUDED AND DISCLAIMED. IT IS EXPRESSLY AGREED THAT PANAMSAT's SOLE OBLIGATION AND BUYER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE LIMITED TO THOSE SET FORTH IN SECTIONS 3.1(c), 5.2, 5.3, 8.1, 9.4, AND 9.5 AND ARTICLE 7 AND ALL OTHER REMEDIES OF ANY KIND ARE EXPRESSLY EXCLUDED. In no event shall PanAmSat be liable for any incidental or consequential damages or loss of revenues, whether foreseeable or not, occasioned by any defect in the Satellite(s), the Transponders or the provision of the Buyer's Transponders to Buyer, any delay in the Delivery of the Buyer's Transponders to Buyer, any failure of PanAmSat to continue to make available the Buyer's Transponders, or any other cause whatsoever.

         9.2 Limitation Of Liability Of Others. Without limiting the generality of the foregoing, Buyer acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or relating to this Agreement, against (a) any supplier of services or equipment to PanAmSat in connection with the construction, launch, operation, maintenance, tracking, telemetry and control of the Satellite(s) or the Buyer's Transponder(s), or the provision of the Buyer's Transponders to Buyer in any circumstances in which PanAmSat would be obligated to indemnify the supplier, or
(b) any officer, director, employee, agent or partner of (i) PanAmSat or (ii) any service or equipment provider under 9.2(a). Except as provided in Article 17 and Appendix L of this Agreement and subject to PanAmSat's right as a third party beneficiary under Section 1.4(b), PanAmSat acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or related to this Agreement, against any officer, director, employee, agent or partner of Buyer, except with respect to any partner or agent to the extent arising out of the transmission of signals to the Satellite(s) by it or on its behalf.

         9.3 Indemnification. Buyer shall defend and indemnify the "PanAmSat Group" (defined herein to mean PanAmSat and all officers, directors, employees, agents and partners of PanAmSat) from any claims, liabilities, losses, costs, or damages, including attorneys' fees and costs, arising out of the provision of the Buyer's Transponders to Buyer from, or Buyer's use of, the Satellite or the Buyer's Transponder(s), that (a) is caused by the fault or negligence of Buyer,
(b) arises under a warranty, representation, or statement by Buyer to any third party in connection with transmissions carried on the Buyer's Transponders, (c) arises out of the content of Buyer's programming, including any libel, slander, obscenity, indecency, pornography, religious fanaticism, or political advocacy, infringement of copyright, infringement of patents, breach in the privacy or security of transmissions; or (d) arises out of disputes between or among Buyer and any program supplier and/or its program recipients. The limitation of liability set forth in this Article 9 shall apply to, and the indemnifications set forth in this Article 9 shall run in favor of, the PanAmSat Group.


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

         9.4 Equitable Relief. Nothing contained in this Article 9 or elsewhere in this Agreement shall preclude either party from seeking injunctive relief to prevent a willful breach or to compel performance in the event of a willful failure to comply with this Agreement.

         9.5 Patents, Copyrights, Mask Work Rights and Proprietary Computer Programs. To the extent that the manufacturer of the Satellite or any part thereof may be obligated to indemnify PanAmSat for any infringement of any patent, copyright, "mask work" (as defined in the Semiconductor Chip Protection Act, 17 U.S.C. Secs. 901-14) right or other proprietary computer right with respect to the manufacture of, or provision of services from the Satellite and the Buyer's Transponders and such indemnification obligations may be passed through to protect PanAmSat's customers, PanAmSat shall pass such protection through to Buyer; provided, that PanAmSat makes no representation or warranty that any manufacturer's indemnification obligation exists or will continue to exist or may be passed through; and provided further that, to the extent such indemnification rights are limited, PanAmSat may equitably share such indemnification protections for the common benefit of PanAmSat and its customers.

         9.6 Indemnitor Rights. If Buyer is obligated to provide indemnification pursuant to this Article 9 or Section 3.5(a) or PanAmSat undertakes to indemnify Buyer under Section 7.7 or is obligated to provide indemnification pursuant to
Section 3.5(b), the indemnifying party (the "Indemnitor") shall promptly defend any claims against the party entitled to indemnification (the "Indemnitee") with counsel of Indemnitor's choosing at its own cost and expense. The Indemnitee shall allow the Indemnitor to control the defense and cooperate with, and assist as reasonably requested by, Indemnitor in the defense of any such claim, including the settlement thereof on a basis stipulated by Indemnitor (with Indemnitor being responsible for all costs and expenses of defending such claim or making such settlement); provided, however, that except with respect to Buyer Indemnified Taxes imposed by way of withholding at its source (1) Indemnitor will not, without the Indemnitee's consent, settle or compromise any claim or consent to any entry of judgment which does not include the giving by the claimant or the plaintiff to the Indemnitee of an unconditional release from all liability for which the Indemnitor does not fully indemnify the Indemnitee with respect to such claim (provided, however, that with respect to Buyer Indemnified Taxes imposed by way of withholding at the source, Indemnitor shall have acknowledged in writing its obligation to pay Additional Amounts, with respect thereto to Indemnitee prior to such settlement, compromise or consent) (2) the Indemnitee shall be entitled to participate at its sole expense in support of Indemnitor's action in the defense of any such claim and to employ counsel at the Indemnitee's own expense to assist in the handling of such claim, and (3) the Indemnitee shall have the right to pay, settle or compromise any such claim as to itself, provided that in such event Indemnitor shall be relieved of any liability or obligation which would otherwise then or thereafter have existed or arisen in respect of such claim.

         9.7 Limitation of Liability [**************************************].
Buyer's money damages exposure to PanAmSat with respect to any breach of obligations under Section [****************************************************
******************************************************************************
***************************] is [***] to [******] and neither party is precluded from seeking injunctive relief in the event of a willful breach.

ARTICLE 10.  SUBORDINATION AND ASSIGNMENT.


         10.1     Intentionally Deleted.

         10.2       Collateral Trustee.

                    With respect to PAS-3:

                  (a) Buyer hereby acknowledges that this Agreement and all rights granted to Buyer hereunder are subject and subordinate to a security interest and lien in favor of First Trust National Association (the "Trustee"), as the same may be assigned (the "Security Interest") in and to the Transponder(s) that may be owned and operated by PanAmSat and which are the subject of this Agreement (and/or the proceeds from the sale or other disposition of all or any portion thereof, or any insurance that may be received by PanAmSat as a result of any loss or destruction of, or damage to, the Transponders identified above). The Security Interest shall be deemed to arise under all security agreements, indentures, mortgages, pledge agreements and other collateral documents between Trustee and PanAmSat, including all renewals, modifications, consolidations or replacements thereto (collectively, the "Collateral Documents"). Notwithstanding the Security Interest, the Trustee agrees that Buyer shall continue to have the benefits of this Agreement notwithstanding any default on


[***]     Filed separately with the Commission pursuant to a request for
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                                       57
the part of PanAmSat under the Collateral Documents, so long as (i) Buyer is not in default under the terms and conditions of this Agreement, (ii) Buyer shall not pay any of its obligations under this Agreement more than 30 days prior to their scheduled payment date under this Agreement, (iii) this Agreement is not supplemented, amended or extended or otherwise modified in any manner which adversely affects the interests of the Trustee on behalf of the holders of the Senior Secured Notes (as defined in the Collateral Documents) in a degree greater than the manner in which it adversely affects PanAmSat, and (iv) after receipt of notice from the Trustee of a default by PanAmSat under the Collateral Documents, Buyer agrees to make, and makes, all payments thereafter as instructed by the Trustee.

                  (b) Buyer acknowledges and consents to the foreclosure, should it occur, upon this Agreement by the Trustee or its designee, successor or assignee, and the consequent replacement of PanAmSat under this Agreement by the Trustee, its designee, successor or assignee, or another purchaser or assignee, provided that any successor to PanAmSat under this Agreement (i) expressly assumes PanAmSat's obligations hereunder for the benefit of Buyer, and (ii) succeeds to substantially all of the right, title, and interest in and to all assets of PanAmSat reasonably necessary for such successor to perform its obligations under this Agreement. Upon such succession and assumption by a party other than the Trustee, the Trustee and its successors under this Agreement, other than the ultimate successor, shall be released from any further liability under this Agreement.

                  (c) The Trustee shall be entitled to exercise all rights and to cure any defaults of PanAmSat under this Agreement, within such cure period as may be available to PanAmSat under this Agreement. Upon receipt of notice from the Trustee, Buyer agrees to accept such exercise and cure by the Trustee and to render all or any part of the performance due by Buyer under this Agreement to the Trustee.

                    (d) Provided that Buyer performs its payment and other obligations under this Agreement, after payment in full of the Purchase Price for the Buyer's Transponders, Trustee shall release its lien upon the Buyer's Transponders.

                    (e) The Trustee shall be deemed an express third party beneficiary of this Section 10.2. This Section 10.2 shall be self-operative and no further instrument of subordination shall be required by any security agreement, mortgage or other document reflecting the Security Interest to make this subordination effective. In confirmation of such acknowledged subordination, Buyer shall execute promptly any instrument or certificate which PanAmSat or the Trustee may reasonably request.

         10.3 Subordination to Other Entities. Buyer acknowledges and agrees that PanAmSat may grant additional security interests in the Transponders and/or the Satellite to other parties. In such event, provisions that are the same as in Section 10.2 above or, to the extent that changes are requested by another secured party, similar provision shall apply.

         10.4 PanAmSat's Right To Assign. Buyer agrees that PanAmSat may assign its rights and interests under this Agreement and to the Satellite(s) and any or all sums due or to become due under this Agreement to an assignee for any reason; provided that, except with respect to the granting of a security interest or the assignment of a right to payment, such assignee agrees in writing to assume all of the duties and obligations of PanAmSat hereunder. Buyer agrees that upon receipt of notice from PanAmSat of such assignment, Buyer shall perform all of its obligations directly for the benefit of the assignee and shall pay all sums due or to become due directly to the assignee, if so directed. Upon receipt of notice of such assignment, Buyer agrees to execute and deliver to PanAmSat such documentation as assignee may reasonably require from PanAmSat. As used in this Section 10.4, assign shall mean to grant, sell, assign, encumber or otherwise convey directly or indirectly, in whole or in part.

         10.5 Buyer Assignment. Buyer may assign its rights under this Agreement and/or to the Buyer's Transponders only in whole, only to an Approved Participating Company (or any entity Controlled by an Approved Participating Company), and only if the following conditions are satisfied: (a) the proposed assignee in writing assumes all of Buyer's obligations with respect to this Agreement and agrees to be treated as Buyer for all purposes under this Agreement; (b) such written undertaking is delivered to PanAmSat at least thirty
(30) days in advance of the assignment; (c) Buyer guarantees assignee's performance of payment obligations which obligations shall also continue to be subject to the guarantee requirements stated under Article 17 below; and (d) either (i) the assignee agrees in writing to continue the programming practices of Buyer; (ii) the assignee is one of the Approved Participating Companies as to whom (as shown in Appendix I) PanAmSat has consented to its current programming practices and said assignee agrees to follow the assignor's current programming practices (as exist as of the date of this Agreement) with respect to the use of Buyer's Transponders, or (iii) PanAmSat consents to such assignment in advance and in writing, such consent not to be unreasonably withheld or delayed; it being understood that PanAmSat may withhold its consent only if PanAmSat determines, in good faith, that some or all of the assignee's programming may be pornographic, involve religious fanaticism or political advocacy, obscene, indecent, slanderous, or in violation of any governmental programming restrictions. Buyer may also assign its rights under the Agreement in a sale lease back transaction with a bona fide financial institution, but only if such a sale lease back transaction is transparent to PanAmSat; i.e., among other things, Buyer must remain in operational control with full rights of beneficial use of the Buyer's Transponders; all obligations of the Agreement of Buyer and the Buyer Companies shall remain as if the sale lease back agreement does not exist, and in no event, including (without limitation) any default by Buyer under the underlying sale lease back agreement(s), shall operational control or beneficial use of the Buyer's Transponders be removed from Buyer's control. Without limitation, any assignee shall be required to use the Transponders assigned in accordance with Section 1.4.

                  The foregoing notwithstanding, following the date that is fifteen (15) years after the Delivery Date of the applicable Satellite, the condition that the assignment be made only to an Approved Participating Company shall no longer be required to be met; provided that any such assignment to a non-Approved Participating Company vis-a-vis the Primary Satellite shall, unless already exercised, extinguish the successor and collocated satellite rights stated in this Agreement it being understood, without limitation, that such successor and collocated satellite rights are not assignable to a non-Approved Participating Company without PanAmSat's express written consent.

         10.6 Successors. Subject to all the provisions concerning assignments, above, this Agreement shall be binding on and shall inure to the benefit of any successors and assigns of the parties. The foregoing notwithstanding, no assignment of this Agreement shall relieve either party of its obligations to the other party, without the express written consent of the other party, not to be unreasonably withheld. Any purported assignment by either party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

         10.7 No Resale. Except as expressly permitted in Sections 1.4, 1.6, and 10.5, the Buyer's Transponders are being provided for Buyer's own use and in no event shall Buyer be permitted to resell them, in whole or in part, to any other person or entity.

ARTICLE 11.  CONFIDENTIALITY

         11.1 Publicity. The terms of this Agreement, the transactions contemplated herein, and the information exchanged in their connection shall be kept strictly confidential by the parties and their advisors and shall be used solely for the purposes contemplated by this Agreement and specifically not in any way for the purpose of competing with any party hereto or any of its Affiliates; provided, however, that the parties may disclose such information:
(i) to their respective shareholders, directors, officers, partners, lenders, insurance agents, accountants, and advisors on an as needed and confidential basis and the foregoing agree (or are subject to agreement or other obligations of professional responsibility (e.g., lawyers) to keep such information confidential; (ii) to regulatory authorities or the general public if and to the extent a party is required by law or securities exchange rules or regulations to make such disclosures (including, but not limited to, in connection with a public offering); (iii) to actual and proposed potential partners, investors, lenders, and successors in interest; and (iv) to Globo, News, Televisa, TINTA, Multi-Country Platform, entities under any of their Control and such venture as some or all of them may form in connection with the provision of DTH services on an as needed and confidential basis. Subject to the proviso of the preceding sentence, the parties will mutually agree on the timing and substance of the initial announcement of this Agreement to the general public. To the extent practicable, any other disclosures to the general public will be coordinated and approved by the parties prior to release.

ARTICLE 12.  REPRESENTATIONS, WARRANTIES AND COVENANTS.


         PanAmSat has (for PAS-3 and PAS-6) or will use all reasonable efforts to obtain by the PAS-6B Delivery Date (for PAS-6B) and will use all reasonable efforts to maintain all consents and authorizations from the FCC and other governmental entities that may be necessary to Deliver the Buyer's Transponders as contemplated in this Agreement; provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-3, PAS-6, and PAS-

6B. Subject to the understanding that certain consents and authorizations have not yet been obtained and that certain applications in this regard may be pending or subsequently filed with the FCC or other applicable governmental entity, PanAmSat and Buyer each represents and warrants to, and agrees with, the other that:

         12.1 Authority. It has the right, power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement shall not result in the breach or non-performance of any document, instrument or agreement by which it is bound.

         12.2 Partnership And Corporate Approvals. It has taken all requisite partnership or corporate action, as applicable, to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself in accordance with its terms.

         12.3 Consents. The fulfillment of its obligations will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority. All necessary or appropriate public or private consents, permissions, agreements, licenses or authorizations necessary for the performance of its obligations under this Agreement to which it is subject have been obtained, or it will use all reasonable efforts to obtain, in a timely manner.

         12.4 Litigation. To the best of its knowledge, there is no outstanding or threatened judgment, pending litigation or proceeding, involving or affecting the transactions provided for in this Agreement, except as set forth in the "Disclosure Schedule" set forth in Appendix G or as has been previously disclosed in writing by either party to the other.

         12.5 No Broker. It does not know of any broker, finder or intermediary involved in connection with the negotiations and discussions incident to the execution of this Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

         12.6 Good Faith. Each party shall carry out its obligations under this Agreement, including (without limitation) with respect to all matters requiring that a consent be given, in good faith.

ARTICLE 13. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF PANAMSAT.


         13.1 Orbital Location. PanAmSat has been authorized to construct, launch, and operate PAS-3 and PAS-6 in geostationary orbit at 43(degree) West Longitude ("W.L."). PanAmSat will promptly apply to the FCC for authority to launch and operate PAS-6B in geostationary orbit at 43(degree) W.L. As long as Buyer has rights hereunder to use the applicable Satellite, PanAmSat shall use such orbital location (or, to the extent that PanAmSat obtains FCC authority to do so, any location(s) within five degrees of 43(degree) W.L.), unless prevented by subsequent order of the FCC, in which event PanAmSat shall use such orbital position(s) closest to the range identified above that the FCC may designate. PanAmSat shall use all reasonable efforts to resist any move of the Satellite(s), from which Buyer has rights to use hereunder, from outside the orbital range specified above. In the event that PanAmSat is required to change a Satellite's orbital location, such change shall not affect the continuing validity of this Agreement, except to the extent such change prevents PanAmSat from providing Buyer with Transponders that meet the Performance Specifications, in which event the termination provision set forth in Section 7.3 shall apply. The foregoing notwithstanding, the parties agree that the placement of a Satellite outside of the orbital range from 38(degree) W.L. through and including 48(degree) W.L. shall, for purposes of Section 7.3, constitute a failure of the Transponders on that Satellite to meet their Performance Specifications.

         13.2 Government Authorizations. PanAmSat shall use all reasonable efforts to obtain and maintain all necessary governmental authorizations or permissions to operate the Satellite(s) and to comply in all material respects with all FCC and other governmental regulations regarding the operation of the Satellite(s); provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies, a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-3, PAS-6, and PAS-6B.

         13.3 Operational Reports. PanAmSat shall provide Buyer a quarterly written operational report concerning the Satellite(s) which shall include information regarding the status of Spare Equipment and updated projections regarding the predicted life of the Satellite(s). PanAmSat shall also notify Buyer as soon as practicable of any significant anomalies with respect to the Satellite which have a material effect on the Buyer's Transponder(s) or materially reduce the projected life of a Satellite.

ARTICLE 14. PROGRESS REPORTS, INSPECTIONS AND ACCESS TO WORK IN PROGRESS.


         14.1 Progress Reports. Beginning not later than ninety (90) days after the date of execution of this Agreement and continuing until PAS-6B Delivery, PanAmSat shall furnish to the Buyer on a monthly basis a written progress report that shall state PanAmSat's projected scheduled launch date and projected date of Delivery for PAS-6B. PanAmSat shall notify Buyer as soon as possible of any significant change in the then-anticipated Delivery Date, including any anticipated delay beyond the Latest Anticipated Delivery Date for PAS-6B or any change in the month of anticipated delivery or of launch for PAS-6B beyond October, 1998, and of any formal notification of a delay in construction or launch of PAS-6B that PanAmSat may receive from its construction or launch contractors. PanAmSat shall keep Buyer informed periodically of written communications to PanAmSat from the FCC which materially affect PanAmSat's ability to fulfill its obligations to Buyer under this Agreement and to timely Deliver the Buyer's Transponders, and shall promptly deliver copies to Buyer of any such written communications.

         14.2 Inspection Rights of Buyer. PanAmSat shall give Buyer reasonable notice of the commencement of pre-Delivery in-orbit testing for PAS-6B. Subject to the consent of PanAmSat's manufacturer, which PanAmSat shall seek to obtain and Buyer's execution of any additional proprietary data agreement that the applicable manufacturer may require, Buyer shall be given access to the test data from such tests that are relevant to the Performance Specifications of Buyer's Transponders and Buyer shall be allowed to be present during such in-orbit testing.

                  In addition, again subject to the consent of the manufacturer and the execution of any necessary proprietary data agreement that the manufacturer may require, PanAmSat shall give Buyer access to pre-Delivery test information and reports relevant to the Buyer's Transponders, allow Buyer to inspect the work in progress at reasonable times and upon reasonable notice, and allow Buyer to be present during pre-Delivery testing for which PanAmSat also has access. It is understood, in this regard, that the implementation of this paragraph is intended to be implemented at a cooperative level largely between the respective engineers of the parties and that formal notice of events or information will not be required.

                  This Section 14.2 does not apply to PAS-3 and has already been implemented for PAS-6.

ARTICLE 15.  MISCELLANEOUS.

         15.1 Applicable Law And Entire Agreement. This Agreement shall be interpreted according to the laws of the State of New York, U.S.A. Subject to the following sentence, the parties agree that the appropriate and exclusive forum for any disputes arising under this agreement shall be the United States District Court for the Southern District of New York. Each party consents to the jurisdiction of this court, but, if that court determines it lacks jurisdiction, consents to the jurisdiction of the State courts of New York. The parties agree to waive any or all rights they may have to a jury trial with respect to disputes arising under this Agreement. Each party agrees that service of process in any action or proceeding shall be deemed sufficient if mailed, first class, postage prepaid, to the other at the address set forth in Section 15.5(b), as the same may be changed in accordance with that Section. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each party.

         15.2 Severability; Reconstitution. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law. In the event that the transactions set forth in this Agreement are challenged before a court or regulatory body of competent jurisdiction by other persons or entities not parties hereto, PanAmSat and Buyer agree that each will use its all reasonable efforts before such court or regulatory body to support the continuing operation of this Agreement by its terms. If any provision of this Agreement shall be invalid or unenforceable, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirements; provided that if the effect is such so that the economic relationships or benefits and burdens contemplated under the Agreement are substantially affected, the parties shall seek and use all reasonable efforts to reconstitute this Agreement so as best possible to restore to each party to the economic position contemplated in this Agreement.

         15.3 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of Buyer and PanAmSat, and, except as provided under Sections 10.2, 10.3 and 17.1, no third party may seek to enforce or benefit from these provisions, except that both parties acknowledge and agree that the provisions of Sections 9.2 and
9.3 are intended for the benefit of the PanAmSat Group. Any member of the PanAmSat Group shall have the right to enforce, as a third party beneficiary, the provisions of Sections 9.2 and 9.3 either by (a) an action brought solely by itself, or (b) joining PanAmSat, or other members of the PanAmSat Group in bringing an action against Buyer for violation of Sections 9.2 or 9.3. The foregoing notwithstanding, both parties acknowledge and agree that the non-interference requirements of Section 4.1, with respect to PAS-3 are intended for the benefit of both PanAmSat and all other Protected Parties on PAS-3, except that no Protected Party who has the right to uplink to a Satellite shall be entitled to third party beneficiary rights to enforce Section 4.1 against Buyer, unless the agreement giving such other Protected Party the right to uplink to a Satellite also gives Buyer comparable third party beneficiary rights against it. Any other Protected Party shall have the right, as a third party beneficiary (a) to enforce the non-interference requirements of Section 4.1, against Buyer directly, in an action brought solely by itself, or (b) to join with PanAmSat or any other Protected Parties in bringing an action against Buyer for violation of the non-interference requirements of Section 4.1.

         15.4 Non-Waiver Of Breach. Either party may specifically waive any breach of this Agreement by the other party, provided that no such waiver shall be binding or effective unless in writing and no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party may at any time, upon notice given in writing to the breaching party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

         15.5     Notices.

                  (a) Telephone Notices. For the purpose of receiving notices from PanAmSat regarding preemption, interference or other technical problems, including with respect to Transponder failure and restoration, Buyer shall maintain at each earth station transmitting signals to the Satellite(s) a telephone that is continuously staffed at all times during which customer is transmitting signals to the Satellite(s) and an automatic facsimile machine in operation and capable of receiving messages from PanAmSat at all times. THOSE PERSONS STAFFING THE EARTH STATION, FOR THE PURPOSES OF RECEIVING SUCH MESSAGES FROM PANAMSAT, MUST

HAVE THE TECHNICAL CAPABILITY AND ABSOLUTE AUTHORITY IMMEDIATELY TO TERMINATE OR MODIFY THE TRANSMISSION IF NOTIFIED BY PANAMSAT. PanAmSat shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified in the first sentence of this Section 15.5(a). All such notices shall be made in English and shall be effective upon the placement of a telephone call from one party to the other. Each party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with Section 15.5(b) below. Any unsuccessful efforts to reach a party by telephone shall be followed by telecopy and telephone calls to other contact points, e.g., the corporate headquarters of the other party, that said party may have provided the notifying party.

                  (b) General Notices. All notices and other communications from either party to the other, except as otherwise stated in this Agreement, shall be in English writing and, shall be deemed received upon actual delivery or completed facsimile addressed to the other party as follows:

To PanAmSat if by recognized courier      PanAmSat International Systems, Inc.
service or by personal delivery to        One Pickwick Plaza
its principal place of                    Greenwich, Connecticut 06830
business:                                 Attention:  General Counsel

To PanAmSat if by facsimile:              203-622-9163
                                          Attention:  General Counsel

With a copy to:

If by recognized courier service or       Goldberg, Godles, Wiener & Wright
by personal delivery to its principal     1229 Nineteenth Street, N.W.
place of business:                        Washington, D.C. 20036
                                          Attention:  Henry Goldberg

If by facsimile:                          202-429-4912
                                          Attention:  Henry Goldberg


To Buyer if by recognized courier         NetSat Servicos Ltda.
 service or by personal delivery to its   Av. Paulista, 1106 5 Andar
principal place of                        Cerqueira Cesar CEP 01310-100
business:                                 Sao Paulo SP
                                          Brazil
                                          Attention:  General Manager

To Buyer if by facsimile:


With a copy to:

If by recognized courier service or by    The News Corporation Limited
personal delivery to its principal        1211 Avenue of the Americas
place of business:                        New York, New York  10036
                                          Attention:  Group General Counsel

If by facsimile:                          212-852-7147
                                                     and

                                          The News Corporation/Sky
                                          Latin America
                                          10201 West Pico Boulevard
                                          Los Angeles, California  90035

If by facsimile:                          310-369-3742
                                          Attention:  Executive Vice President,
                                                      Business Affairs


                                                     and

If by facsimile:                          310-369-3595
                                          Attention:  Executive Vice President,
                                                      Legal Affairs


                                                     and

                                          Globo Comunicacoes e Participacoes
                                          Ltda.
                                          A.V. Afranio De Mello Franco
                                          135 - 1 Andar
                                          Rio de Janeiro - RJ - Brasil
                                          CEP 22 430-060
                                          Attention:  Ronaldo Mascarenhas

If by facsimile:                          011-55-21-529-7695


                                                     and

                                          Debevoise & Plimpton
                                          875 Third Avenue
                                          New York, New York 10022
                                          Attention:  Michael J. Gillespie

If by facsimile:                          212-909-6836
                                                     and

                                          Tele-Communications
                                            International, Inc.
                                          5619 DTC Parkway
                                          Englewood, Colorado  80111

If by facsimile:                          303-267-5651
                                          Attention: President

                                                     and

If by facsimile:                          303-488-3207
                                          Attention:  General Counsel

Each party will advise the other of any change in the address, designated representative or telephone or facsimile number.

         For the avoidance of doubt, notices and certifications given by either party to the other while relevant to the timing of further action by the notified party shall not be deemed in and of themselves to establish the fact stated in the notice. So, for example, under Section 5.3, the fact that Buyer notifies PanAmSat that a Transponder does not meet the Performance Specifications and/or that PanAmSat notifies Buyer that a Transponder has been restored to its Performance Specifications shall not be deemed conclusive evidence, in and of itself, of failure and/or restoration. Each party shall timely notify the other if said party believes that any such notice is inaccurate.

         15.6 Headings. The descriptive headings of the Articles and sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         15.7 Documents. Each party agrees to execute, and, if necessary, to file with the appropriate governmental entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement.

         15.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

         15.9 Absence of Partnership. The relationship between the parties shall not be that of partners and nothing in this Agreement shall be construed to create a partnership between such parties.

ARTICLE 16.  SUCCESSOR OR COLLOCATED SATELLITES.


         16.1     Successor or Collocated Satellite.

                  (a) PanAmSat Elects to Launch.

                           (i) In the event that PanAmSat, or a PanAmSat Company
(collectively referred to as "PanAmSat" for purposes of this Section 16.1) determines to launch a new "Collocated Satellite" or a "Successor Satellite" (each as defined herein) during the Term hereof or during the survival period specified in clause (f) below, with Ku-band transponders covering [***] the [*************] as the Buyer's Transponders that are [********] to or [********]
from the Buyer's Transponders on PAS-6 ("Brazil Ku-Band Transponders"), PanAmSat shall give Buyer the right to [***] or enter into a [******************] with respect to, at Buyer's election, some or all (but in no event less than the lesser of (i) [***] and (ii) an amount equal to [***] of the [***] Ku-band [***] on such satellite, a [*************] of the Brazil Ku-Band Transponders or [********] on such Collocated and/or Successor Satellite at a price to be negotiated but not to [********************] as determined below, and on other terms and conditions to be negotiated in good faith, but which shall be[********] in relevant part, to this Agreement, [***] as appropriate to reflect [***] in [********] and [******************] and other [***] in circumstances that reasonably require [***] in, or [***] from, the terms and conditions stated herein. The negotiation period for each Collocated or Successor Satellite shall be for [********] during which time each party agrees to negotiate in good faith exclusively with the other party (i.e., PanAmSat with respect to the Brazil Ku-band Transponders subject to negotiation and Buyer and the Buyer Companies with respect to transponder capacity to be used for the provision of DTH Service to Brazil).

                           (ii) During the [*************] negotiation period,
PanAmSat agrees to [***] Buyer a [******************] for a [********] on the
applicable satellite that shall, subject to the qualifications stated below, [********] a [*************] paid in equal monthly installments over [***********************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

****************************************************************************
****************************************] per month per Transponder increased for [***] by a [***] equal to the increase in the [***] (as defined below) from the Delivery Date of the PAS-6 Buyer's Transponders to the month and year of the Delivery Date of the applicable Successor or Collocated Satellite (with adjustment as necessary to reflect the change in the [***] from the time of the negotiation to the Delivery Date of such Successor or Collocated Satellite). The [***] means the [*************] now known as the[*************************
**********************************] for [*************************************
*************] for [*****************]. If such [***] shall be discontinued, the foregoing calculations shall be made using a reasonably equivalent successor or comparable measure of [***] in the [*********] in the United States as [********] by PanAmSat. The price per Transponder as determined under this clause (ii), modified, if applicable, under clause (iii) below, is referred to in this Agreement as the [*************].

                           (iii) The foregoing notwithstanding, PanAmSat shall
be permitted to [***] the purchase price above that stated above with respect to the [***] to reflect any extraordinary and substantial increase in its [***] and [***] in [******************] and [******************], and [******] a Successor
or Collocated Satellite relative to the costs of the[********] including increases in [********] or the need to purchase[********] increases in launch [***] rates in excess of [***] of the [***] value (unless the [*************] of launch [***] is less than [********] to [****************************] because the [********] are [***] or other extraordinary factors the failure to take into account of which would frustrate the intent of this[********] which is to [*************] that allows PanAmSat to earn a [*************************
**********]. PanAmSat shall also be permitted to [******************] to reflect any [*********************] that result from [***] a satellite above and beyond the [********] of PAS-6 adjusted to reflect then [***] technological standards.

                           (iv) The [********] negotiating period may be
initiated by either party on notice to the other at any time within the time period set forth below. Each negotiation period (per Collocated or Successor Satellite) shall not begin earlier than the date on which both of the following conditions have been satisfied: (a) PanAmSat notifies Buyer of, or publicly announces, a [********] to launch a Collocated or Successor Satellite; and (b) [********] prior to the proposed launch of the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Collocated or Successor Satellite. Each negotiation period shall not commence, if at all later than [*******] prior to the date that the applicable Collocated or Successor Satellite is scheduled to be launched. If negotiations are not initiated by such date or successfully concluded with a binding purchase or service agreement within the [******] negotiation period, unless Buyer has given PanAmSat a "Buyer's Offer" (as defined below), neither party shall have any further obligation pursuant to this Section 16.1. The conclusion or failure to conclude such an agreement for a transponder or transponders on a Collocated or Successor Satellite shall not otherwise affect the parties' obligations hereunder.

                           (v) At any time prior to the end of the applicable
negotiation period specified above, Buyer shall have the right to make to PanAmSat Buyer's [************] ("Buyer's Offer") of the [***] and other [***] terms and conditions (sufficiently detailed, if accepted, to form a binding contract) on which it is willing to [***] or enter into an [**************** *****] for a [***] number of Brazil Ku-band Transponders on the applicable Collocated or Successor Satellite.

                           (vi) If Buyer makes the Buyer's Offer, for as long as
it is held open (i.e., that it may be accepted by PanAmSat without Buyer's subsequent right to withdraw it), until [******] after the launch of the Collocated or Successor Satellite, PanAmSat will not, without [***] offering the Buyer the [***] to do so, and for a period of [************] following notice of such offer to Buyer, enter into a [***] or [******************] for the [******************] Brazil Ku-band Transponders on the same Satellite than stated in Buyer's Offer that, overall, taking into account the price (which, for purposes of comparison, will be calculated on a [************************* ***********] by PanAmSat, but notified to Buyer so that Buyer may make an [***] in its offer to reflect this [*************] and [***] terms and conditions (but not [********] individual terms and conditions) are, [*******************] to PanAmSat than, Buyer's Offer.

                  (b) Related Collocated Satellite Rights. PanAmSat shall notify Buyer of any determination by PanAmSat to launch a Collocated Satellite, even if the Satellite will [***] have [***] transponders that fall within the definition of clause(a)(i) above for which Buyer's rights under this Article 16 apply, if the [***] of the [***] would [***] the [***] of the [****************] on the
Collocated Satellite for the provision of Transponder Capacity to Buyer for use in Brazil on a future Collocated


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Satellite. (For the avoidance of doubt, in no event shall PanAmSat be permitted to launch a Collocated Satellite which uses frequencies that would [***] with the Buyer's Transponders so as to [***] their meeting their [***] Specifications.) Before committing to such a Collocated Satellite that would [***] the use of such [**********************] by Buyer in Brazil, other than pursuant to an obligation under the[*************] PanAmSat shall give Buyer the opportunity to exercise its rights, if still extant, under clause (c) below to require PanAmSat to launch a Collocated Satellite, subject to applicable[******] and[*********] employing such [*************] with Ku-band [***] for use in Brazil, Buyer shall have until the later of: (i) [******] from PanAmSat's notice to Buyer, or (ii) until the [****************] specified below, to exercise such rights.

                           Buyer shall not be required to make any decision
regarding [***********************************************] either under this clause (b) or clause (a) above [****************************] as to any
[********] that is [******************************] unless in either case
PanAmSat is required by [*************] to proceed with the [***] of a [*************] under the [*************] (the "Decision Period"). In addition,
PanAmSat will not require Buyer to make a decision whether [************* *************************************************] (and the "Decision Period"
will be so extended), unless either (i) PanAmSat was [***********] by[*************], as provided above, or (ii) PanAmSat [************] to
[***********************] that it acquires on a Collocated Satellite to any third party for any lawful purpose, subject to Buyer's ultimate obligations therefore, consistent with Section 10.6 of this Agreement (i.e., an [******************] the [*********************************] without the consent of the other party).

                           Accordingly, by way of example, unless PanAmSat was
[***********************************************************************
***********************] if PanAmSat notifies Buyer in [**************] of
PanAmSat's [******************] a [*********] either with [***************
*********] or [***************] Transponders that would have a [*************
*****************************] to have Brazil Ku-band Transponders, Buyer [*******************] whether to [******] an agreement to [*********] on such
Satellite or [*********


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

*********] of a Satellite employing such frequencies for [***************] Transponders until [************] such [*************] could not be placed into [***************************] unless Buyer's right to so decide is extended until [************] and, unless PanAmSat allows Buyer the right specified above to [****************] Buyer will have until [***************] to make a decision, effectively [***] PanAmSat from committing to any [*************] of such [*******************].

                           The foregoing notwithstanding, if Buyer requests
PanAmSat to provide [******************] under Section 1.7(b)(ii)(B) above, Buyer shall [***] to have the right to [***] a decision to [******] from a[**************]. Informal discussions or exchange of correspondence by the parties regarding the possibility of a[****************] including (without limitation), consultation under clause (d) below, that does not clearly state that it is intended as a notice under this clause or a request under Section 1.7(b)(ii)(B) shall not be deemed to give rise to rights under this or related provisions.

                  (c) PanAmSat Obligated to Launch. Buyer may
[******************] to [******************] with the [***********] and [***] of a [***] and/or a Successor Satellite under the following circumstances:

                           (i) The obligation may be applied only to a [******]
for [*****************************************] and, if Buyer agrees to
[******] on a [**********************************] of the Delivery Date of
[******************************************************] each with at least
[***] "Brazil Ku-band Transponders," meeting the criteria set forth in clause
(a) above;

                           (ii) Buyer shall use all reasonable efforts to
[******] exercise of rights under this Section 16.1 with the [************** **********] by [*******************] under the [***************] so that the same [*************] may be used to satisfy the needs of each entity, but placement into service of such Satellite shall not be unreasonably delayed to accommodate such coordination;

                           (iii) Buyer must [*************] or enter into
[******] of [************] for at [*************] Ku-band transponders on each satellite that PanAmSat is required to cause to be [*************************] provided that


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

PanAmSat may [***] Buyer to [************] Ku-band transponders if Buyer is otherwise unwilling to do so, but only if PanAmSat grants Buyer the right to assign to any third party for any lawful purpose the number above [******] ("Extra Transponders") that Buyer is required to take (subject to Buyer's ultimate obligations as under Section 10.6) and PanAmSat agrees to use reasonable efforts to assist Buyer in assigning its rights to such capacity;

                           (iv) Except under circumstances in which Buyer is
acting in response to a notice given to it by PanAmSat under clause (b) of this
Section 16.1 of PanAmSat's intention to launch a Collocated Satellite, all or substantially all of the [***] provided to it under this Agreement must be [*******] Buyer's DTH Service and, at the time that such required Satellite is placed in service, all [***] provided under this Agreement, with the exception of any Extra Transponders that Buyer may be [*********] under the previous clause (iii), may only be [******] the [***] of DTH Service;

                           (v) PanAmSat shall not be obligated to proceed with
[***] until all [*********************************] or other [************
********] and [************************] have been obtained or resolved.
PanAmSat shall use all reasonable efforts to obtain [************************* ******] and to resolve such other issues, provided that PanAmSat will use efforts in respect of Buyer's [***] at least as great as it has used or uses during the [***] period for other capacity. If permitted by law, PanAmSat will go forward in advance of such resolution if Buyer [***] for and [***] the [******] (e.g., [***] and[*************]) of proceeding along such a course);

                           (vi) PanAmSat may [***] Buyer to[***] as and
[*********] the date that [****************] are due, [************] PanAmSat's
[***] in [***] and [***] the Satellite (including, without limitation, the [***] of [**********************************************] or other [***] and launch[***]. In such event, PanAmSat shall [***] such [*************] against the [****************************] otherwise due for the Collocated or Successor Satellite [*************************] at a rate of [**********] per annum;

                           (vii) If Buyer requires PanAmSat to proceed with the
construction, launch and operation of a Successor or Collocated Satellite, the purchase


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price or service fees for transponders on such satellite, unless otherwise agreed, shall be set in accordance with the [******] established under Section 16.1(a) above. Other terms of the agreement to [*******************] shall be negotiated between the parties in good faith, shall be [********** *********] in relevant part, to this Agreement, [***] as appropriate to [******************] whether[*********************************************** ****************
***************************] and other [***] in circumstances that reasonably require[****************************************************** **********]
herein; and

                           (viii) If Buyer exercises its rights under this
Section 16.1(c) to require the construction of a Successor Satellite, it shall do so sufficiently in advance so that, as applicable: (A) a Successor Satellite for PAS-6 can be scheduled to be available (subject to the conditions stated herein, at Buyer's election) either [***************************************
**********************] of PAS-6 (an "Early Successor Satellite") or, provided that the termination right specified in [***] above is not exercised and provided that Multi-Country Platform has not agreed to acquire capacity on an "Early Successor Satellite," by such time that the underlying satellite is to be taken out of service in accordance with [***] above, and (B) a Successor Satellite for PAS-6B can be scheduled to be available no earlier than the [************************] and no later than the date that the Satellite would otherwise be scheduled to be taken out of service under [***] (it being understood that PanAmSat may in its discretion, also elect itself to proceed with a Successor Satellite scheduled to be available at any time during this period), and (C) a Successor Satellite for a Collocated Satellite, if any, can be scheduled to be available by the time that such Collocated Satellite is to be taken out of service (or by such other period as the parties may negotiate in connection with any underlying agreement for the provision of capacity from such a Collocated Satellite).

                  (d) Consultation. PanAmSat will consult on the planning and design of Successor and Collocated Satellites (including, without limitation, the Ku-band transponders, [***] etc.) intended for [***************************]
it being understood that [*****************] (e.g., [***********] that [******]
may be [*****] to Buyer at [*****] and beyond the [******] stated in clause 16.1(a)(ii) above, if applicable.

                  (e) Condition of [***************]. Buyer shall cease to have any rights under this Article 16 if there is any [********************* *********] unless a [******


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***********] of Buyer remains with the [************ *****] which shall include[***] who, as of the Execution Date, held a majority of the voting equity of the Buyer. Buyer shall [************] under clause (c) above if Buyer [***] to have any obligations under Section 1.7(a)(ii). If Buyer [***] to have [***] under Section 1.7(a)(ii) other than by pursuant to clause 1.7(b)(iii), Buyer shall [******] to have any further rights under this Section 16.1 vis-a-vis Collocated Satellites other than with respect to [**********************************] that may be already subject to a
[********************************] between PanAmSat and Buyer at that time.

                  (f) Survival. The termination of this Agreement under Section
7.4 or, if the number of Buyer's Transponders (on the Primary Satellite and, if applicable, PAS-3 Transponders that are retained by Buyer under Section 1.2) that meet their Performance Specifications[*************] under Section 7.3, shall not [***] the parties [******************] under Section 16.1, until such time, if it has not already done so, as PanAmSat makes available to Buyer for [***] or [************] a Collocated or Successor Satellite (including, without limitation, an "Early Successor Satellite"). If Buyer then enters into a [**************] agreement, the [*******************************] of this
Section 16.1 shall be [*********************************] in that agreement, provided that in [***] right shall such rights [***] beyond [************]. At such time as such [**************] agreement is entered or at the [******] "Negotiation Period" (as defined in Section 16.1) without such a [**************] agreement being entered (except for the operation of Section 16.1(a)(vi) as to the satellite that had been under negotiation, if a Buyer's Offer was made), this Section 16.1 shall [****************].

                  (g) Definitions. For purposes of this Agreement, the term "Successor Satellite" shall mean any satellite containing [************] that PanAmSat launches or causes to be launched to replace the Primary Satellite (or, if Buyer makes a [**************] of [***] on a [*******************] to [***]
such [**************] at its presently assigned location or at such [*******************] to which the FCC may authorize the Primary Satellite to be moved, or, to the extent that this Section 16.1 survives the termination of this Agreement under clause (e) above, the [*********] of the Primary Satellite from which Buyer [*************] provided under this Agreement. For purposes of this
Section 16.1, the term "Collocated Satellite" shall mean any [***] Satellite (i.e., [***] one that has [******] launched as of the date of this Agreement), other than successor satellite(s) to previously launched satellites,


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containing Ku-band capacity that PanAmSat launches or causes to be launched to be in the [*********] as the Primary Satellite while the Primary Satellite is still in[***************] or, to the extent that this Section 16.1 survives the termination of this Agreement under clause (f) above, the [************] of the Primary Satellite from which Buyer [***] the [***] provided under this Agreement. PAS-6B shall not be deemed to be a Successor Satellite or a Collocated Satellite to PAS-6.

                  (h) [******************************]. This Section 16.1 does
[******] to [***] or its successor satellite(s) or, unless there is no PAS-6B Delivery Date, [***] nor shall the termination of this Agreement solely as it relates to [************************************] have any [***] on this Section
16.1. Except as provided in clause (f) above, this Section 16.1 shall [***] to apply at such time that this Agreement is [*******************************]. Neither PanAmSat nor Buyer shall be required to make any decision or take any action under this Section 16.1 until after the end of the Interim Period.

ARTICLE 17.  PARTICIPANT GUARANTIES.


         17.1 The Guaranties. Each party's entry into this Agreement is expressly conditioned upon the contemporaneous execution and delivery to PanAmSat of the several guaranties of Globo, News and TINTA (the "Current Guarantors") in the form set out in Appendix L. If said Guaranties are not executed and delivered to PanAmSat on the date of this Agreement, this Agreement shall be null and void. PanAmSat agrees that, if the [******************************************] Buyer is[***] PanAmSat shall, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned or delayed, allow the [******************************************]
to reflect their interests by substituting for the [***********************] the guarantees of [*****************] (so that
[******************************************** *******************] obligations of Buyer under this Agreement), provided that the [***********] are of [*******************************] (as of the date hereof) and provide PanAmSat with their guaranties in the form set out in Appendix L. PanAmSat acknowledges and agrees that the guarantors under this Section 17.1 are third party beneficiaries of the provisions of this Section 17.1 regarding adjustments to guaranteed amounts and are entitled to enforce said provisions directly against PanAmSat.


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ARTICLE 18.       [***********] RIGHTS.


         18.1 [******************]. PanAmSat has entered into an agreement with [****** *********************************************************************]
at a price of [***************] to secure [***************] for a
[*************] Satellite (to have [********************] configuration and performance as [*****] which Hughes would then agree (subject to provisions regarding unanticipated delays) to make available in time for [***] within [***] of ordered completion, but not earlier than [********] provided that the order for completion may not be made later than [***************************] after the [************].

                  Buyer [************************] are evaluating whether to commit to a [***] in the event of a [************************]. Not later than[*********] Buyer [****************** *********] shall notify PanAmSat whether they desire to pursue a [***********] in accordance with the first paragraph of this Section 18.1. In such event, the parties shall negotiate in good faith to reach an amendment to this Agreement to provide for such a [**************************************] such negotiations to be concluded, and an amendment executed (if at all) no later than [*********].

                  It being understood and agreed that certain material terms will have to be negotiated at the time, certain basic parameters of the contemplated [***] amendment, if entered, are as follows:

                           (1) Buyer [************************] would both
commit to take [*************] transponder capacity from [***************** *******************************] and would be required to exercise any available [******] as to [**********************************].

                           (2) Buyer [************************] would continue
to be obligated to take capacity from PAS-6 (and, if applicable, PAS-3) [**********************] and in the event that [********************************
*******************************] or if the [***] program is otherwise terminated
(e.g., for delay -- the conditions of such termination to be negotiated), the Agreement as to PAS-6 (and, if applicable, PAS-3) [***].


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                           (3) Upon the execution of the [***] Amendment,
PanAmSat shall order the [*********] from[***], subject to item (4), at[*********]. If [*************************], PanAmSat would then order [***]
to be completed and launched, again subject to item (4), at [*********].

                           (4) Once this Agreement is amended as to[***] if
Buyer terminates this Agreement as to PAS-6B [***] Buyer [**************** *******************] shall be[***********************************************
****************] subject to any available [***] from[***]. Further, if PanAmSat orders [***] to complete PAS-6C [*******************] any pre-launch termination by Buyer [*************************] of PAS-6C (under conditions to be negotiated) shall be subject to their [***********************] of its [*********************************************************].

                  It is understood and agreed that if the parties are unable to reach agreement on a [***] Amendment, this Agreement shall continue in full force and effect. Further, in no circumstances will PanAmSat be required to commit to [************************************] if Buyer and [***********
**********] are not also so committed.

                  Without limiting the above, it is understood that PanAmSat is also exploring other potential [***] satellite [********] in this event. If presented by PanAmSat, Buyer agrees in good faith to consider such alternate proposal(s).

ARTICLE 19.       INDEX TO DEFINED TERMS.

         For ease of reference, there follows a list of defined terms, which identifies the place in this Agreement where each such term is defined:

Defined Term                                     Defined At:

Additional Amounts                               3.5(a)
Additional Facilities Costs                      1.6(b)
Affiliate                                        1.4(b)
Agreement                                        Preamble
Amortization Schedule                            3.1(b)
Approved Companies                               1.4(b)
Approved Participating Companies                 1.4(b)
Availability Date                                1.1A


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Beam                                             Preamble
Brazil Ku-band Transponders                      16.1(a)(i)
[******]                                         16.1(a)(i)
Buyer Company                                    1.4(c)
Buyer                                            Preamble
Buyer's DTH Service                              1.4(b)
Buyer Indemnified Taxes                          3.5(a)
Buyer's Offer                                    16.1(a)(v)
Buyer-Provided Facilities                        4.2
Buyer's Transponders                             Preamble
[******]                                         16.1(a)(ii)
Catastrophic Failure                             7.1B(i)
Collateral Documents                             10.2(a)
[******]                                         16.1(g)
Confidentiality                                  7.6
Confirmed Basis                                  5.3
Confirmed Outage                                 5.1
Control                                          1.4(b)
[******]                                         16.1(a)(ii)
Current Guarantors                               17.1
Decision Period                                  16.1(b)
Delivery                                         2.1
Delivery Date                                    2.1
Deposit                                          3.1(a)
DTH Service                                      1.4(a) and 1.7(h)
Dual Illumination Period                         1.2 and 5.4(c)
[******]                                         16.1(c)(viii)
Excess Amount                                    1.6(b)
Execution Date                                   Preamble
Extra Transponders                               16.1(c)(iii)
[******]                                         1.3A
[******] Transponders                            Preamble
Founding Partner in Competition                  1.7(d)
Founding Partners                                1.4(b)
Globo                                            Preamble
Home Page Transponder                            1.2
Hughes                                           Preamble
Hughes Force Majeure                             7.1B(ii)
Indemnitee                                       9.6
Indemnitor                                       9.6
Installment                                      3.1(b)
Interim Period                                   1.6
Ku-band                                          1.4(a)
Latest Anticipated Delivery Date                 2.1



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Launch Failure                                   7.1
Letter Agreement                                 Preamble
[******]                                         18.1
Loral                                            Preamble
Minimum Complement                               2.1
[******]                                         3.1(c)(i)
Multi-Country Agreement                          Preamble and 5.3
Multi-Country Platform                           Preamble
Negotiation Period                               16.1(f)
News                                             Preamble
Non-DTH Outlets                                  1.4(b)
Operational Requirements                         4.1
Other Satellite                                  5.4B
PanAmSat Company                                 1.7(a)(i)
PanAmSat Country                                 3.5(b)
PanAmSat Group                                   9.3
PanAmSat                                         Preamble
PAS-3                                            Preamble
[******]                                         1.2
PAS-3 Transponders                               Preamble
PAS-6                                            Preamble
PAS-6B                                           Preamble
PAS-6 Transponders                               Preamble
PAS-6B Transponders                              Preamble
Payment Force Majeure                            7.5A
Performance Specifications                       2.1
Primary Satellite                                Preamble
[******]                                         1.7(a)(i)(A)
Protected Parties                                5.3
Purchase Price                                   3.1
[******]                                         3.1(c)(iii)(A)
Satellite                                        Preamble
Security Interest                                10.2(a)
simultaneous                                     5.3
Spare Equipment                                  5.3
Substitute Capacity                              5.3
[******]                                         16.1(g)
Taxes                                            3.5(a)
Telephone Notices                                4.3
Televisa                                         Preamble
Term                                             2.1
Termination Payment(s)                           7.5
Time for Early Replacement                       7.4(f)
TINTA                                            1.4(b)


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Transaction Costs                                1.6(b)
Transponder                                      Preamble
Transponder Service Agreement                    Preamble
Trustee                                          10.2(a)
TT&C Maintenance Fee                             3.2
TWTAs                                            5.3
Warranty Credit                                  5.2
Warranty Period                                  5.2
W.L.                                             13.1


Defined terms include plural or singular versions and derivatives therefrom (e.g., "Control," "Controlling").


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         Each of the parties has duly executed and delivered this Agreement as of the day and year first written above.

Notarized:                                       PANAMSAT INTERNATIONAL
                                                   SYSTEMS, INC.



                                                 By:
                                                 Name:
                                                 Title:







Notarized:                                       NETSAT SERVICOS LTDA.



                                                 By:
                                                 Name:
                                                 Title:


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